UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08134

Eaton Vance Municipals Trust II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	January 31

Date of reporting period:	July 31, 2008

Item 1. Reports to Stockholders

Semiannual Report July 31, 2008

EATON VANCE
HIGH YIELD
MUNICIPALS
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance High Yield Municipals Fund as of July 31, 2008

INVESTMENT UPDATE

The Fund’s investment objective is to provide high current income exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax.

Economic and Market Conditions

Cynthia J. Clemson

Co-Portfolio Manager

Thomas M. Metzold, CFA

Co-Portfolio Manager

Economic growth in the second quarter of 2008 measured 1.9%, up from a first quarter growth rate of 0.9%, according to Commerce Department data. Second quarter growth was attributed to fiscal stimulus checks sent out by the U.S. government during the quarter and growth in exports driven by the weak dollar. Management believes that these two factors were offset by record high energy prices and rising unemployment which constrained consumption and economic growth. However, what caught the attention of the capital markets was the Commerce Department’s revision of the fourth quarter 2007 GDP to -0.2% from the previous estimate of 0.6%. This was the first quarterly decline in the U.S. economy since the -1.4% decline in the third quarter of 2001. The housing market continues to impact the economy with both existing and new home sales falling sharply on a year-over-year basis, according to National Association of Realtors and Commerce Department data. However, the rate of decline has been slowing recently. Home prices continue to deteriorate, causing increased bank foreclosures and more mark-to-market writedowns of mortgage backed securities at commercial banks and financial institutions – writedowns now totaling over $500 billion, according to a recent International Monetary Fund estimate. Financial institutions continue to conserve cash in response to balance sheet pressures, further extending the credit crisis that first surfaced in August 2007. The housing crisis has now spread to Fannie Mae and Freddie Mac – government sponsored mortgage providers who fund over half of the mortgages written in the United States – which have suffered significant losses as foreclosures have increased.

The Federal Reserve (the Fed) left rates unchanged at its June meeting after lowering the federal funds rate to 2.0% from 5.25% between August 2007 and May 2008. The Fed has also taken extraordinary action during this period in an attempt to facilitate an easing of the credit crisis, through its interest rate policy and innovative lending techniques. For example, in May 2008 the Fed announced a new lending facility designed to help primary dealers provide financing to participants in the markets for mortgage-backed securities and other securitized products. Congress has also taken the unprecedented action of authorizing the U.S. Treasury to provide financial support to Fannie Mae and Freddie Mac should either company require emergency capitalization.

Management Discussion

The Fund invests primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

Relative to its benchmark, the Lehman Brothers Municipal Bond Index – a broad-based, unmanaged index of municipal bonds – the Fund underperformed for the six months ended July 31, 2008.(2) However, the Fund only slightly underperformed the Lehman Brothers Municipal High Yield Long Bond 22+ Index.(2) Management believes that the Fund’s Underperformance can be attributed to the broader-based credit crisis that has shaken the fixed-income markets since August 2007, and which led investors to move their capital into the Treasury market and away from most other credit markets. This move was originally driven by uncertainty surrounding financial companies’ exposure to mortgage-backed collateralized debt obligations (CDO’s). As the housing market softened and these

Eaton Vance High Yield Municipals Fund

Total Return Performance 1/31/08 – 7/31/08

Class A(1)	-5.95%
Class B(1)	-6.34
Class C(1)	-6.33
Class I(1)	-5.83
Lehman Brothers Municipal Bond Index(2)	-0.85
Lehman Brothers Municipal High Yield Long Bond 22+ Index(2)	-5.43
Lipper High Yield Municipal Debt Funds Average(2)	-4.03

See page 3 for more performance information.

(1)

These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. Class I shares are offered to certain investors at net asset value. If sales charges were deducted, returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance High Yield Municipals Fund as of July 31, 2008

INVESTMENT UPDATE/ FUND COMPOSITION

CDO’s rapidly declined in value, investors, dealers, banks and bond insurers all suffered from substantial write-downs, exacerbating the initial flight to the Treasury market and other high-quality investments.

In addition to the overall credit crisis in the broad financial market, the municipal market suffered from the rapid and substantial downgrading of monocline bond insurers. These downgrades created substantial dislocation within the municipal market – particularly within the insured sector. The Fund’s exposure to the insured sector thus added to the overall volatility and underperformance of the Fund, as in many instances insured bonds traded at lower prices than did similar uninsured bonds. Overall credit spread widening (as higher-quality bonds outperformed lower-quality bonds), along with yield curve steepening (as short-term bonds outperformed longer-term bonds), also contributed to the Fund’s underperformance.

Given the increased yield spreads that are currently available for lower-rated bonds, management believes that the risk-reward balance has improved, with high-yield bonds offering more attractive yields than they have in the past several years. Accordingly, the Fund added selectively to its lower-investment grade and non-investment grade holdings.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 106% as of July 31, 2008, with many individual bonds trading higher than 106%.(1) Management believes that this was the result of dislocation in the fixed-income market-place caused by fears of subprime contagion, insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

With this backdrop, management continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

(1)	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund’s yield.

Rating Distribution*(2)

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 11 to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 7/31/08 is as follows, and the average rating is BBB+:

AAA	18.2%
AA	8.8%
A	12.6%
BBB	25.2%
BB	3.4%
B	5.9%
CCC	3.0%
Non-Rated	22.9%

Fund Statistics(3)

• Number of Issues:	232
• Average Maturity:	24.3 years
• Average Effective Maturity:	21.4 years
• Average Call Protection:	8.7 years
• Average Dollar Price:	$86.66

(2)

Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(3)	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 11 to the yield.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance High Yield Municipals Fund as of July 31, 2008

FUND PERFORMANCE

Performance(1)

	Class A	Class B	Class C	Class I
Share Class Symbol	ETHYX	EVHYX	ECHYX	EIHYX
Average Annual Total Returns (at net asset value)
Six Months	-5.95%	-6.34%	-6.33%	-5.83%
One Year	-9.54	-10.29	-10.24	-9.39
Five Years	3.43	2.71	2.69	N.A.
Ten Years	3.47	2.70	2.68	N.A.
Life of Fund†	5.27	4.46	3.46	-8.91

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-10.43%	-10.92%	-7.25%	-5.83%
One Year	-13.84	-14.59	-11.10	-9.39
Five Years	2.44	2.38	2.69	N.A.
Ten Years	2.97	2.70	2.68	N.A.
Life of Fund†	4.88	4.46	3.46	-8.91

†Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97; Class I: 5/9/07.

Total Annual
Operating Expenses (2)	Class A	Class B	Class C	Class I
	1.38%	2.13%	2.13%	1.13%

Distribution Rates/Yields	Class A	Class B	Class C	Class I
Distribution Rate(3)	5.52%	4.75%	4.75%	5.78%
Taxable-Equivalent Distribution Rate (3),(4)	8.49	7.31	7.31	8.89
SEC 30-day Yield (5)	5.75	5.21	5.27	6.31
Taxable-Equivalent SEC 30-day Yield (4),(5)	8.85	8.02	8.11	9.71

Index Performance(6)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
Six Months	-0.85%
One Year	2.83
Five Years	4.34
Ten Years	4.91

Lipper Averages(7)

Lipper High Yield Municipal Debt Funds Classification – Average Annual Total Returns
Six Months	-4.03%
One Year	-6.64
Five Years	3.61
Ten Years	3.34

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. Class I shares are offered to certain investors at net asset value. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A shares reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C shares reflect a 1% CDSC for the first year. Class I shares are not subject to sales charge.(2) Source: Prospectus dated 6/1/08. Includes interest expense of 0.51% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense. (3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. (5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. (7) The Lipper averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper High Yield Municipal Debt Funds Classification contained 107, 104, 77 and 48 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

3

Eaton Vance High Yield Municipals Fund as of July 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 – July 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance High Yield Municipals Fund

	Beginning Account Value (2/1/08)	Ending Account Value (7/31/08)	Expenses Paid During Period* (2/1/08 – 7/31/08)
Actual
Class A	$1,000.00	$940.50	$5.79
Class B	$1,000.00	$936.60	$9.39
Class C	$1,000.00	$936.70	$9.39
Class I	$1,000.00	$941.70	$4.54
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.02
Class B	$1,000.00	$1,015.20	$9.77
Class C	$1,000.00	$1,015.20	$9.77
Class I	$1,000.00	$1,020.10	$4.72

* Expenses are equal to the Fund's annualized expense ratio of 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.94% for Class I shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008.

4

Eaton Vance High Yield Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 112.2%
Principal Amount (000's omitted)	Security	Value
Cogeneration — 1.7%
$7,000	Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$6,789,510
1,910	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 5.875%, 9/1/20	1,805,657
4,520	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 6.625%, 9/1/20	4,527,458
2,050	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	1,920,952
965	Western Generation Agency, OR, (Wauna Cogeneration), 5.00%, 1/1/21	818,330
		$15,861,907
Education — 3.5%
$12,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)	$12,194,640
5,900	Maryland Health and Higher Educational Facilities Authority, (Maryland Institute College of Art), 5.00%, 6/1/36	5,303,864
800	Maryland Health and Higher Educational Facilities Authority, (Washington Christian Academy), 5.50%, 7/1/38	644,936
3,975	New Jersey Educational Facilities Authority, (Stevens Institute of Technology), 5.00%, 7/1/27	3,740,713
3,405	New Jersey Educational Facilities Authority, (Stevens Institute of Technology), 5.00%, 7/1/34	2,996,434
8,000	New York Dormitory Authority, (Columbia University), 5.00%, 7/1/38(1)	8,162,752
		$33,043,339
Electric Utilities — 5.7%
$3,500	Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT), 5.00%, 3/1/41	$2,166,605
4,920	Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT), 5.40%, 5/1/29	3,445,771
3,000	Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT), 6.75%, 4/1/38	2,790,360
6,000	Brazos River Authority, TX, PCR (Texas Energy Co.), (AMT), 8.25%, 5/1/33	5,943,780
4,500	Chula Vista, CA, (San Diego Gas), (AMT), 5.00%, 12/1/27	4,138,380
12,500	Connecticut Development Authority, Solid Waste Disposal, (PSEG Power LLC Project), (AMT), 5.75%, 11/1/37	11,880,625

Principal Amount (000's omitted)	Security	Value
Electric Utilities (continued)
$22,950	Massachusetts Development Finance Agency, (Dominion Energy Brayton Point), (AMT), 5.00%, 2/1/36	$20,241,441
3,965	Matagorda County, TX, Navigation District No.1, (Reliant Energy), (AMT), 5.95%, 5/1/30	3,539,357
		$54,146,319
Escrowed / Prerefunded — 6.0%
$25,000	Bakersfield, CA, (Bakersfield Assisted Living Center), Escrowed to Maturity, 0.00%, 4/15/21	$13,650,000
5,530	Dawson Ridge, CO, Metropolitan District #1, Series A, Escrowed to Maturity, 0.00%, 10/1/22	2,770,032
3,500	Dawson Ridge, CO, Metropolitan District #1, Series B, Escrowed to Maturity, 0.00%, 10/1/22	1,753,185
3,685	Forsyth County, GA, Hospital Authority, (Georgia Baptist Health Care System), Escrowed to Maturity, 6.25%, 10/1/18	4,171,494
9,195	Macomb County, MI, Hospital Finance Authority, (Mount Clemens General Hospital), Prerefunded to 11/15/13, 5.875%, 11/15/34	10,247,552
13,345	Tobacco Settlement Financing Corp., NJ, Prerefunded to 6/1/13, 6.75%, 6/1/39(2)	15,516,365
7,050	Tobacco Settlement Financing Corp., NJ, Prerefunded to 6/1/13, 6.75%, 6/1/39(1)	8,197,106
805	Willacy County, TX, Local Government Corp., Escrowed to Maturity, 6.00%, 3/1/09	823,056
		$57,128,790
General Obligation — 0.7%
$6,480	Port Authority of Houston, TX, Harris County General Obligation, (AMT), 5.625%, 10/1/38	$6,521,861
		$6,521,861
Health Care-Miscellaneous — 2.1%
$2,845	Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$2,847,873
710	Osceola County, FL, Industrial Development Authority, Community Provider Pooled Loan-93, 7.75%, 7/1/17	710,390
3,600	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	3,383,316
1,346	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.75%, 12/1/36(3)	1,381,584
1,254	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(3)	1,289,530
1,053	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.90%, 12/1/36(3)	1,083,203

See notes to financial statements
5

Eaton Vance High Yield Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Health Care-Miscellaneous (continued)
$210	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.25%, 12/1/36(3)	$215,992
477	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.375%, 12/1/36(3)	491,038
1,320	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.50%, 12/1/36(3)	1,360,588
522	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.70%, 12/1/36(3)	538,049
1,044	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.81%, 9/1/36(3)	1,071,757
333	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.875%, 12/1/36(3)	342,937
694	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 7.00%, 12/1/36(3)	712,788
574	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 3, 7.00%, 12/1/36(3)	589,524
4,435	Yavapai County, AZ, Industrial Development Revenue, (West Yavapai Guidance Clinic), 6.25%, 12/1/36	3,809,975
		$19,828,544
Hospital — 15.1%
$9,080	California Health Facilities Financing Authority, (Kaiser Permanente), 5.00%, 4/1/37	$8,342,522
785	California Statewide Communities Development Authority, (Catholic Healthcare West), 5.50%, 7/1/30	774,143
1,045	California Statewide Communities Development Authority, (Catholic Healthcare West), 5.50%, 7/1/31	1,022,313
760	California Statewide Communities Development Authority, (Catholic Healthcare West), 5.625%, 7/1/35	747,027
10,535	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	9,607,077
9,935	California Statewide Communities Development Authority, (Sutter Health), 5.25%, 11/15/48	9,545,747
2,000	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	1,833,240
8,300	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	7,145,719
3,900	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	3,641,430
2,190	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.40%, 11/15/29	2,094,056

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$19,135	Colorado Health Facilities Authority, (Catholic Health Initiatives), 4.625%, 9/1/39	$17,022,496
905	Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.20%, 1/1/25	850,619
875	Gaylord, MI, Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.50%, 1/1/37	822,815
5,395	Henderson, NV, Health Care Facility, (Catholic Healthcare West), 5.625%, 7/1/24	5,420,303
5,000	Johnson City, TN, Health and Educational Facilities Board, 5.50%, 7/1/36	4,550,150
12,870	Knox County, TN, Health, Educational & Housing Facilities, (Covenant Health), 0.00%, 1/1/40	1,663,319
2,000	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare), 5.50%, 7/1/26	1,975,240
1,500	Maryland Health and Higher Educational Facilities Authority, (Washington County Hospital), 5.75%, 1/1/38	1,442,385
7,585	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	6,713,483
4,500	Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	3,961,890
2,250	Montgomery, AL, Medical Clinic Board, (Jackson Hospital & Clinic), 4.75%, 3/1/31	1,892,250
7,470	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36	7,551,199
2,460	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	2,400,173
3,190	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	3,108,591
6,385	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	6,233,484
2,560	Oneida County, NY, Industrial Development Agency, (Elizabeth Medical Center), 6.00%, 12/1/29	2,381,107
10,000	Sullivan County, TN, Health, Educational and Facility Board, (Wellmont Health System), 5.25%, 9/1/36	8,876,000
21,640	Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Healthcare), 4.75%, 12/1/36	17,999,936
1,400	Wisconsin Health and Educational Facilities Authority, (Vernon Memorial Healthcare, Inc.), 5.10%, 3/1/25	1,249,780
2,800	Wisconsin Health and Educational Facilities Authority, (Vernon Memorial Healthcare, Inc.), 5.25%, 3/1/35	2,406,852
		$143,275,346
Housing — 4.0%
$4,000	Charter Mac Equity Trust, TN, 6.00%, 4/30/19(3)	$4,225,960
2,390	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), Prerefunded to 8/15/10, 7.75%, 8/15/20	2,663,105

See notes to financial statements
6

Eaton Vance High Yield Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Housing (continued)
$1,705	Jefferson County, MO, Industrial Development Authority, Multifamily, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	$1,727,267
450	Jefferson County, MO, Industrial Development Authority, Multifamily, (Riverview Bend Apartments), (AMT), 7.125%, 11/1/29	454,459
4,000	Muni Mae Tax-Exempt Bond, LLC, 5.90%, 11/29/49(3)	3,758,960
5,000	Muni Mae Tax-Exempt Bond, LLC, 6.875%, 6/30/49(3)	5,135,250
3,005	Oregon Health Authority, (Trillium Affordable Housing), (AMT), Series A, 6.75%, 2/15/29	3,037,033
1,345	Oregon Health Authority, (Trillium Affordable Housing), (AMT), Series B, 6.75%, 2/15/29	1,316,163
860	Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(4)	825,729
2,000	Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(4)	2,008,900
9,600	Virginia Housing Development Authority, (AMT), 4.90%, 1/1/33	8,171,232
4,265	Virginia Housing Development Authority, (AMT), 5.20%, 10/1/26(1)	4,039,194
1,300	Virginia Housing Development Authority, (AMT), Variable Rate, 16.56%, 10/1/35(3)(5)	790,894
		$38,154,146
Industrial Development Revenue — 17.6%
$2,109	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,882,466
3,065	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 9.25%, 10/1/21	3,262,723
10,400	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	10,352,160
2,150	Butler, AL, Industrial Development Board, (Georgia-Pacific Corp.), (AMT), 5.75%, 9/1/28	1,738,769
3,900	Carbon County, UT, (Laidlaw Environmental Services, Inc.), (AMT), 7.45%, 7/1/17	3,925,779
5,000	Courtland, AL, Industrial Development Board, (Solid Waste Disposal), (International Paper Co.), (AMT), 5.20%, 6/1/25	4,175,250
5,365	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	3,306,932
13,300	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	8,836,121
4,505	Effingham County, GA, (Solid Waste Disposal), (Fort James Project), (AMT), 5.625%, 7/1/18	3,991,790
2,700	Hancock County, KY, (Southwire Co.), (AMT), 7.75%, 7/1/25	2,703,510
3,310	Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	3,317,514

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue (continued)
$5,325	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	$4,060,685
7,500	Illinois Finance Authority, Solid Waste Disposal, (Waste Management, Inc.), (AMT), 5.05%, 8/1/29	6,173,625
4,040	Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	4,146,333
21,000	Liberty, NY, Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	21,553,056
2,680	Maryland Economic Development Authority, (AFCO Cargo), (AMT), 6.50%, 7/1/24	2,403,397
590	Maryland Economic Development Authority, (AFCO Cargo), (AMT), 7.34%, 7/1/24	571,692
1,300	Michigan Strategic Fund, (S.D. Warren), (AMT), 7.375%, 1/15/22	1,306,526
13,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	9,355,190
3,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.40%, 9/15/23	2,299,710
7,535	New Morgan, PA, Industrial Development Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.50%, 4/1/19	7,405,925
7,000	New York, NY, Industrial Development Agency, (American Airlines, Inc.-JFK International Airport), (AMT), 7.625%, 8/1/25	5,989,620
4,000	New York, NY, Industrial Development Agency, (American Airlines, Inc.-JFK International Airport), (AMT), 8.00%, 8/1/28	3,520,200
5,995	New York, NY, Industrial Development Agency, (JFK International Airport), (AMT), 8.50%, 8/1/28	5,570,674
8,200	Phoenix, AZ, Industrial Development Agency, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	6,478,410
3,000	Rumford, ME, Solid Waste Disposal, (Boise Cascade Corp.), (AMT), 6.875%, 10/1/26	2,876,490
6,510	Savannah, GA, Economic Development Authority, (Intercat-Savannah), (AMT), 7.00%, 1/1/38	6,081,577
33,665	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	29,294,273
		$166,580,397
Insured-Education — 2.1%
$10,000	Broward County, FL, Educational Facilities Authority, (Nova Southeastern University), (AGC), 5.00%, 4/1/26(1)	$9,826,680
10,000	Central Washington University, System Revenue, (FSA), 5.00%, 5/1/38(1)	9,953,350
		$19,780,030

See notes to financial statements
7

Eaton Vance High Yield Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities — 1.9%
$12,875	Hawaii Department of Budget and Finance, (Hawaiian Electric Company), (FGIC), (AMT), 4.60%, 5/1/26	$11,040,055
7,810	Matagorda County, TX, Navigation District No.1, (AEP Texas Central Co.), (MBIA), (AMT), 5.20%, 5/1/30	7,245,259
		$18,285,314
Insured-General Obligations — 5.1%
$9,855	Clark County, NV, (AMBAC), 2.50%, 11/1/36	$5,840,073
13,870	District of Columbia, (FGIC), 4.75%, 6/1/33	13,096,470
2,850	Geary County, KS, (XLCA), 3.50%, 9/1/30	2,056,446
1,095	Geary County, KS, (XLCA), 3.50%, 9/1/31	786,703
15,000	Kendall Kane and Will Counties, IL, Community Unit School District No. 308, (FSA), 0.00%, 2/1/28	5,357,550
4,740	Mississippi, (FSA), 5.25%, 11/1/21(1)	5,191,959
9,990	Puerto Rico, (AGC), 5.50%, 7/1/29(1)	10,566,190
4,900	Puerto Rico, (FSA), Variable Rate, 8.72%, 7/1/27(3)(5)	5,725,846
		$48,621,237
Insured-Hospital — 1.2%
$7,245	California Statewide Communities Development Authority, (Sutter Health), (FSA), 5.75%, 8/15/27(1)	$7,484,157
2,190	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36	2,233,931
1,905	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), (AGC), 5.00%, 7/1/38	1,901,990
		$11,620,078
Insured-Lease Revenue / Certificates of Participation — 0.5%
$5,000	San Diego County, CA, Water Authority, (FSA), 5.00%, 5/1/38	$5,038,000
		$5,038,000
Insured-Other Revenue — 0.9%
$10,510	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/26	$3,520,850
10,000	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/28	2,925,900
12,700	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/34	2,461,514
		$8,908,264

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue — 1.3%
$4,000	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	$3,762,120
48,875	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	3,421,739
9,035	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	1,145,457
17,920	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	2,142,874
14,320	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	1,613,291
		$12,085,481
Insured-Student Loan — 1.0%
$11,135	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	$9,037,500
		$9,037,500
Insured-Transportation — 3.2%
$2,400	Dallas-Fort Worth, TX, International Airport, (MBIA), (AMT), 6.10%, 11/1/24	$2,412,000
2,000	Dallas-Fort Worth, TX, International Airport, (MBIA), (AMT), 6.25%, 11/1/28	2,010,640
15,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/33	3,196,050
20,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/34	3,996,600
10,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/37	1,628,000
12,900	Indianapolis, IN, Local Public Improvement Bond Bank, (Indianapolis Airport Authority), (AMBAC), (AMT), 5.00%, 1/1/36	11,556,078
20,000	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	5,263,400
		$30,062,768
Insured-Water and Sewer — 0.4%
$3,815	Marysville, OH, Wastewater Treatment System, (XLCA), 4.75%, 12/1/46	$3,334,424
		$3,334,424
Lease Revenue / Certificates of Participation — 2.2%
$21,000	Greenville County, SC, School District, 5.00%, 12/1/24(1)	$21,269,990
		$21,269,990

See notes to financial statements
8

Eaton Vance High Yield Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Nursing Home — 0.7%
$2,385	Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	$2,401,290
1,120	Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	1,064,784
2,790	Westmoreland, PA, (Highland Health Systems, Inc.), 9.25%, 6/1/22	2,795,106
		$6,261,180
Other Revenue — 12.8%
$112,970	Buckeye, OH, Tobacco Settlement Financing Authority, 0.00%, 6/1/47	$5,212,436
8,000	California County, CA, Tobacco Securitization Agency, 0.00%, 6/1/46	364,880
6,355	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	6,390,397
45,000	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	1,891,350
81,635	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	1,969,853
6,000	Cow Creek Band Umpqua Tribe of Indians, OR, 5.625%, 10/1/26(3)	5,133,780
9,130	Golden State Tobacco Securitization Corp., CA, Prerefunded to 6/1/13, 5.50%, 6/1/33(1)	9,935,860
2,295	Golden State Tobacco Securitization Corp., CA, Prerefunded to 6/1/13, 6.625%, 6/1/40	2,611,435
2,410	Main Street, GA, National Gas, Inc., Gas Project Revenue, 5.50%, 9/15/27	2,079,637
7,550	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	6,306,892
14,000	Non-Profit Preferred Funding Trust I, Various States, 5.17%, 9/15/37(3)	12,799,220
5,900	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	289,395
20,000	Northern Tobacco Securitization Corp., AK, 5.00%, 6/1/46	14,172,200
650	Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	628,557
1,205	Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	1,142,003
250	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	232,578
1,605	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	1,432,430
1,864	Pueblo of Santa Ana, NM, 15.00%, 4/1/24(3)	1,757,784
6,000	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/32(1)	6,220,716
3,135	Salt Verde, AZ, Financial Corporation, Senior Gas Revenue, 5.00%, 12/1/37	2,618,133
1,678	Santa Fe, NM, (1st Interstate Plaza), 8.00%, 7/1/13	1,682,774
9,000	Seminole Tribe, FL, Special Obligation Revenue, 5.25%, 10/1/27(3)	8,045,280

Principal Amount (000's omitted)	Security	Value
Other Revenue (continued)
$6,135	Seminole Tribe, FL, Special Obligation Revenue, 5.50%, 10/1/24(3)	$5,738,495
8,410	Texas Municipal Gas Acquisition and Supply Corp., 5.625%, 12/15/17	8,076,375
1,640	Texas Municipal Gas Acquisition and Supply Corp., 6.25%, 12/15/26	1,555,884
2,990	Tobacco Settlement Financing Corp., NJ, 5.00%, 6/1/41	2,145,624
22,830	Tobacco Settlement Financing Corp., VA , 0.00%, 6/1/47	1,093,557
8,955	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(3)	7,689,032
2,470	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	2,446,041
		$121,662,598
Senior Living / Life Care — 8.2%
$7,380	Albuquerque, NM, Retirement Facilities, (La Vida Liena Retirement Center), 6.60%, 12/15/28	$7,239,263
2,500	Arizona Health Facilities Authority, (Care Institute, Inc. - Mesa), 7.625%, 1/1/26(6)	2,409,950
1,575	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 4.75%, 11/15/26	1,354,894
6,000	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 4.875%, 11/15/36	4,917,720
3,000	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27(6)	1,933,260
8,300	Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	6,808,158
2,710	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	2,378,296
7,500	Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	6,553,650
7,000	Lee County, FL, Industrial Development Authority, (Shell Point Village), 5.00%, 11/15/29	5,857,180
2,600	Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.40%, 1/1/37	2,262,936
6,100	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	5,729,974
1,085	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.125%, 11/1/27	880,597
1,385	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.20%, 11/1/41	1,051,340
3,700	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/35	3,197,910

See notes to financial statements
9

Eaton Vance High Yield Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care (continued)
$2,295	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/42	$1,953,527
6,470	Minneapolis, MN, (Walker Methodist Senior Services), 6.00%, 11/15/28	5,713,334
3,250	New Jersey Economic Development Authority, (Seabrook Village), 5.25%, 11/15/36	2,632,663
1,000	North Carolina Medical Care Commission (United Methodist), 5.50%, 10/1/32	897,300
7,315	North Miami, FL, Health Care Facilities, (Imperial Club), 0.00%, 1/1/41(4)	3,939,128
3,475	North Miami, FL, Health Care Facilities, (Imperial Club), 7.00%, 1/1/42(4)	3,228,171
530	St. Joseph County, IN, Holy Cross Village, 5.70%, 5/15/28	463,750
1,225	St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/26	1,131,116
5,460	St. Joseph County, IN, Holy Cross Village, 6.00%, 5/15/38	4,764,505
		$77,298,622
Special Assessment — 0.4%
$1,500	Poinciana West, FL, Community Development District, 6.00%, 5/1/37	$1,275,345
3,000	University Square, FL, Community Development District, 5.875%, 5/1/38	2,608,140
		$3,883,485
Special Tax Revenue — 6.1%
$1,260	Avelar Creek, FL, Community Development District, (Capital Improvements), 5.375%, 5/1/36	$974,849
2,240	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	2,240,986
3,025	Bell Mountain Ranch, CO, Metropolitan District, 7.375%, 11/15/19	3,104,074
249	Bridgeville, DE, (Heritage Shores Special Development District), 5.125%, 7/1/35	216,936
6,250	Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	5,144,438
3,575	Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	2,799,475
19,980	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/32(1)	21,668,510
2,045	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/24	1,937,106
2,500	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/31	2,267,575

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue (continued)
$3,980	New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13	$3,603,532
6,365	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	4,907,224
2,400	Southern Hills, FL, Plantation Community Development District, 5.80%, 5/1/35	2,067,744
3,705	Sterling Hill, FL, Community Development District, 5.50%, 5/1/37	2,805,871
5,000	Tisons Landing, FL, Community Development District, (Capital Improvements), 5.00%, 11/1/11(7)	3,542,750
		$57,281,070
Transportation — 6.1%
$750	Augusta, GA, Airport Revenue, 5.15%, 1/1/35	$604,913
3,425	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/25	2,953,001
8,875	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/37	7,165,498
29,735	Dallas-Fort Worth, TX, International Airport Facilities Improvements Corp., (American Airlines, Inc.), (AMT), 5.50%, 11/1/30	13,441,707
800	Eagle County, CO, (Eagle County Airport Terminal), (AMT), 7.00%, 5/1/21	797,880
1,080	Eagle County, CO, (Eagle County Airport Terminal), (AMT), 7.125%, 5/1/31	1,081,058
9,965	North Texas, TX, Tollway Authority Revenue, 5.75%, 1/1/38	9,622,104
5,000	Port Authority of New York and New Jersey, (AMT), 4.75%, 4/15/37(1)	4,568,950
5,050	Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(1)	5,109,418
10,000	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(1)	10,457,860
1,500	Walker Field, CO, Public Airport Authority, 4.75%, 12/1/27	1,263,525
1,100	Walker Field, CO, Public Airport Authority, 5.00%, 12/1/22	1,004,531
		$58,070,445

See notes to financial statements
10

Eaton Vance High Yield Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Water and Sewer — 1.7%
$7,680	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$6,201,523
10,000	New York Municipal Water Finance Authority, (Water and Sewer System), 4.75%, 6/15/33(1)	9,785,300
		$15,986,823
Total Tax-Exempt Investments — 112.2% (identified cost $1,157,626,302)		$1,063,027,958
Other Assets, Less Liabilities — (12.2)%		$(115,475,464)
Net Assets — 100.0%		$947,552,494

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

PCR - Pollution Control Revenue

XLCA - XL Capital Assurance, Inc.

At July 31, 2008, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

Texas	11.5%

New York	11.2%

Others, representing less than 10% individually	89.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2008, 15.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 3.7% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of the securities is $69,877,491 or 7.4% of the Fund's net assets.

(4)  Security is in default and is making only partial interest payments.

(5)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2008.

(6)  Security is in default with respect to scheduled principal payments.

(7)  Defaulted bond.

See notes to financial statements
11

Eaton Vance High Yield Municipals Fund as of July 31, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of July 31, 2008

Assets
Investments, at value (identified cost, $1,157,626,302)	$1,063,027,958
Cash	4,941,380
Receivable for investments sold	3,704,023
Receivable for Fund shares sold	793,268
Interest receivable	14,796,980
Receivable for open interest rate swap contracts	442,042
Total assets	$1,087,705,651
Liabilities
Payable for floating rate notes issued	$128,427,000
Payable for investments purchased	3,386,463
Dividends payable	2,170,411
Payable for Fund shares redeemed	2,098,831
Payable for daily variation margin on open financial futures contracts	1,127,406
Payable for open interest rate swap contracts	1,106,031
Interest expense and fees payable	758,205
Payable to affiliate for investment adviser fee	460,449
Payable to affiliate for distribution and service fees	392,106
Accrued expenses	226,255
Total liabilities	$140,153,157
Net Assets	$947,552,494
Sources of Net Assets
Paid-in capital	$1,125,173,004
Accumulated net realized loss (computed on the basis of identified cost)	(79,703,396)
Accumulated undistributed net investment income	1,974,529
Net unrealized depreciation (computed on the basis of identified cost)	(99,891,643)
Total	$947,552,494
Class A Shares
Net Assets	$655,047,162
Shares Outstanding	73,097,039
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.96
Maximum Offering Price Per Share (100 ÷ 95.25 of $8.96)	$9.41
Class B Shares
Net Assets	$76,975,073
Shares Outstanding	8,615,844
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$8.93
Class C Shares
Net Assets	$213,079,549
Shares Outstanding	25,693,868
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$8.29
Class I Shares
Net Assets	$2,450,710
Shares Outstanding	273,554
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.96
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Six Months Ended
July 31, 2008

Investment Income
Interest	$34,270,490
Total investment income	$34,270,490
Expenses
Investment adviser fee	$2,814,456
Trustees' fees and expenses	13,710
Distribution and service fees Class A	892,937
Class B	419,833
Class C	1,130,695
Interest expense and fees	1,459,816
Transfer and dividend disbursing agent fees	208,190
Custodian fee	158,067
Registration fees	65,146
Legal and accounting services	53,308
Printing and postage	31,572
Miscellaneous	44,193
Total expenses	$7,291,923
Deduct — Reduction of custodian fee	$33,706
Total expense reductions	$33,706
Net expenses	$7,258,217
Net investment income	$27,012,273
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(18,315,288)
Financial futures contracts	3,571,389
Interest rate swap contracts	486,816
Net realized loss	$(14,257,083)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(80,270,059)
Financial futures contracts	(703,734)
Interest rate swap contracts	2,187,524
Net change in unrealized appreciation (depreciation)	$(78,786,269)
Net realized and unrealized loss	$(93,043,352)
Net decrease in net assets from operations	$(66,031,079)

See notes to financial statements
12

Eaton Vance High Yield Municipals Fund as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
From operations — Net investment income	$27,012,273	$56,371,364
Net realized loss from investment transactions, financial futures contracts and interest rate swap contracts	(14,257,083)	(19,470,481)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(78,786,269)	(97,730,253)
Net decrease in net assets from operations	$(66,031,079)	$(60,829,370)
Distributions to shareholders — From net investment income Class A	$(18,540,375)	$(40,631,030)
Class B	(1,851,060)	(4,360,428)
Class C	(4,989,015)	(10,706,332)
Class I	(58,445)	(16,190)
Total distributions to shareholders	$(25,438,895)	$(55,713,980)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$92,682,162	$331,003,119
Class B	3,093,592	6,932,692
Class C	22,176,492	97,604,399
Class I	766,035	2,068,829
Net asset value of shares issued to shareholders in payment of distributions declared Class A	9,501,615	20,596,296
Class B	726,251	1,658,856
Class C	2,149,868	4,478,987
Class I	30,245	16,190
Cost of shares redeemed Class A	(174,784,857)	(371,491,990)
Class B	(9,364,911)	(19,705,488)
Class C	(35,933,983)	(96,918,447)
Class I	(217,791)	—
Net asset value of shares exchanged Class A	2,899,171	12,894,396
Class B	(2,899,171)	(12,894,396)
Net decrease in net assets from Fund share transactions	$(89,175,282)	$(23,756,557)
Net decrease in net assets	$(180,645,256)	$(140,299,907)
Net Assets
At beginning of period	$1,128,197,750	$1,268,497,657
At end of period	$947,552,494	$1,128,197,750
Accumulated undistributed net investment income included in net assets
At end of period	$1,974,529	$401,151

Statement of Cash Flows

Cash Flows From Operating Activities	Six Months Ended July 31, 2008 (Unaudited)
Net decrease in net assets from operations	$(66,031,079)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(256,643,476)
Investments sold	342,761,272
Decrease in short-term investments, net	4,240,000
Net accretion/amortization of premium (discount)	(2,388,613)
Decrease in interest receivable	1,830,849
Decrease in payable for investments purchased	(3,353,090)
Decrease in receivable for investments sold	8,865,991
Increase in receivable for open interest rate swap contracts	(442,042)
Decrease in payable for daily variation margin on open financial futures contracts	(550,594)
Decrease in payable for open interest rate swap contracts	(1,745,482)
Decrease in payable to affiliate for investment adviser fee	(43,583)
Decrease in payable to affiliate for distribution and service fees	(67,617)
Decrease in payable to affiliate for Trustees' fees	(86)
Decrease in payable for when-issued securities	(4,265,000)
Decrease in accrued expenses	(66,807)
Decrease in interest expense and fees payable	(193,887)
Net change in unrealized (appreciation) depreciation on investments	80,270,059
Net realized (gain) loss on investments	18,315,288
Net cash provided by operating activities	$120,492,103
Cash Flows From Financing Activities
Proceeds from shares sold	$121,266,174
Shares redeemed	(223,391,270)
Cash distributions paid net of reinvestments	(13,097,761)
Proceeds from secured borrowings	46,152,000
Repayment of secured borrowings	(50,385,000)
Net cash used in financing activities	$(119,455,857)
Net increase in cash	$1,036,246
Cash at beginning of period	$3,905,134
Cash at end of period	$4,941,380
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$12,407,979

See notes to financial statements
13

Eaton Vance High Yield Municipals Fund as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended July 31, 2008		Year Ended January 31,
	(Unaudited)(1)		2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of period	$9.780		$10.730		$10.240	$10.090	$10.230		$9.730
Income (loss) from operations
Net investment income	$0.254		$0.490		$0.515	$0.535	$0.614		$0.668
Net realized and unrealized gain (loss)	(0.834)		(0.955)		0.465	0.167	(0.125)		0.486
Total income (loss) from operations	$(0.580)		$(0.465)		$0.980	$0.702	$0.489		$1.154
Less distributions
From net investment income	$(0.240)		$(0.485)		$(0.490)	$(0.552)	$(0.629)		$(0.654)
Total distributions	$(0.240)		$(0.485)		$(0.490)	$(0.552)	$(0.629)		$(0.654)
Net asset value — End of period	$8.960		$9.780		$10.730	$10.240	$10.090		$10.230
Total Return(2)	(5.95	)%(8)	(4.47)%		9.76%	7.14%	5.05%		12.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$655,047		$788,563		$876,579	$505,474	$354,881		$238,169
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.92	%(3)	0.86	%(4)	0.89%	0.94%	0.99	%(5)	1.02	%(5)
Interest and fee expense(6)	0.28	%(3)	0.52%		0.52%	0.39%	0.26	%(5)	0.21	%(5)
Total expenses	1.20	%(3)	1.38	%(4)	1.41%	1.33%	1.25	%(5)	1.23	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.91	%(3)	0.85	%(4)	0.87%	0.93%	0.98	%(5)	1.02	%(5)
Net investment income	5.50	%(3)	4.74%		4.88%	5.26%	6.17%		6.70%
Portfolio Turnover of the Portfolio(7)	—		—		—	—	30%		16%
Portfolio Turnover of the Fund	22	%(8)	43%		44%	27%	8%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Annualized.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of the Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)  Not annualized.

See notes to financial statements
14

Eaton Vance High Yield Municipals Fund as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended July 31, 2008		Year Ended January 31,
	(Unaudited)(1)		2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of period	$9.750		$10.700		$10.210	$10.060	$10.200		$9.700
Income (loss) from operations
Net investment income	$0.219		$0.412		$0.438	$0.463	$0.542		$0.600
Net realized and unrealized gain (loss)	(0.836)		(0.956)		0.463	0.162	(0.129)		0.479
Total income (loss) from operations	$(0.617)		$(0.544)		$0.901	$0.625	$0.413		$1.079
Less distributions
From net investment income	$(0.203)		$(0.406)		$(0.411)	$(0.475)	$(0.553)		$(0.579)
Total distributions	$(0.203)		$(0.406)		$(0.411)	$(0.475)	$(0.553)		$(0.579)
Net asset value — End of period	$8.930		$9.750		$10.700	$10.210	$10.060		$10.200
Total Return(2)	(6.34	)%(9)	(5.20)%		8.97%	6.34%	4.52	%(3)	11.44%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$76,975		$92,895		$126,916	$143,784	$165,787		$212,391
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.67	%(4)	1.61	%(5)	1.64%	1.69%	1.74	%(6)	1.77	%(6)
Interest and fee expense(7)	0.28	%(4)	0.52%		0.52%	0.39%	0.26	%(6)	0.21	%(6)
Total expenses	1.95	%(4)	2.13	%(5)	2.16%	2.08%	2.00	%(6)	1.98	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.66	%(4)	1.60	%(5)	1.62%	1.68%	1.73	%(6)	1.77	%(6)
Net investment income	4.75	%(4)	4.00%		4.17%	4.57%	5.46%		6.04%
Portfolio Turnover of the Portfolio(8)	—		—		—	—	30%		16%
Portfolio Turnover of the Fund	22	%(9)	43%		44%	27%	8%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(4)  Annualized.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(6)  Includes the Fund's share of the Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(7)  Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)  Not annualized.

See notes to financial statements
15

Eaton Vance High Yield Municipals Fund as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended July 31, 2008		Year Ended January 31,
	(Unaudited)(1)		2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of period	$9.050		$9.930		$9.470	$9.340	$9.470		$9.000
Income (loss) from operations
Net investment income	$0.203		$0.382		$0.403	$0.422	$0.498		$0.543
Net realized and unrealized gain (loss)	(0.774)		(0.885)		0.439	0.148	(0.115)		0.465
Total income (loss) from operations	$(0.571)		$(0.503)		$0.842	$0.570	$0.383		$1.008
Less distributions
From net investment income	$(0.189)		$(0.377)		$(0.382)	$(0.440)	$(0.513)		$(0.538)
Total distributions	$(0.189)		$(0.377)		$(0.382)	$(0.440)	$(0.513)		$(0.538)
Net asset value — End of period	$8.290		$9.050		$9.930	$9.470	$9.340		$9.470
Total Return(2)	(6.33	)%(9)	(5.19)%		9.03%	6.24%	4.40	%(3)	11.53%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$213,080		$244,680		$265,002	$168,029	$103,868		$79,072
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.67	%(4)	1.61	%(5)	1.64%	1.69%	1.74	%(6)	1.77	%(6)
Interest and fee expense(7)	0.28	%(4)	0.52%		0.52%	0.39%	0.26	%(6)	0.21	%(6)
Total expenses	1.95	%(4)	2.13	%(5)	2.16%	2.08%	2.00	%(6)	1.98	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.66	%(4)	1.60	%(5)	1.62%	1.68%	1.73	%(6)	1.77	%(6)
Net investment income	4.75	%(4)	3.99%		4.13%	4.49%	5.41%		5.88%
Portfolio Turnover of the Portfolio(8)	—		—		—	—	30%		16%
Portfolio Turnover of the Fund	22	%(9)	43%		44%	27%	8%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.10% due to a change in the timing of the payment and reinvestment of distributions.

(4)  Annualized.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(6)  Includes the Fund's share of the Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(7)  Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)  Not annualized.

See notes to financial statements
16

Eaton Vance High Yield Municipals Fund as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Six Months Ended July 31, 2008 (Unaudited)(1)		Period Ended January 31, 2008(1)(2)
Net asset value — Beginning of period	$9.780		$10.720
Income (loss) from operations
Net investment income	$0.265		$0.358
Net realized and unrealized loss	(0.833)		(0.923)
Total loss from operations	$(0.568)		$(0.565)
Less distributions
From net investment income	$(0.252)		$(0.375)
Total distributions	$(0.252)		$(0.375)
Net asset value — End of period	$8.960		$9.780
Total Return(3)	(5.83	)%(7)	(5.33	)%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,451		$2,060
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.66	%(4)	0.61	%(4)
Interest and fee expense(5)	0.28	%(4)	0.52	%(4)
Total expenses	0.94	%(4)	1.13	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.65	%(4)	0.60	%(4)
Net investment income	5.73	%(4)	4.94	%(4)
Portfolio Turnover	22	%(7)	43	%(6)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, May 9, 2007, to January 31, 2008.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  Interest and fee expense primarily relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)  For the year ended January 31, 2008.

(7)  Not annualized.

See notes to financial statements
17

Eaton Vance High Yield Municipals Fund as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance High Yield Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to achieve high current income exempt from regular federal income tax. The Fund primarily invests in high yielding municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor's pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of a swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At January 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $52,947,585 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on January 31, 2011 ($7,890,749), January 31, 2012 ($707,905), January 31, 2013 ($23,032,310), January 31, 2014 ($6,453,293) and January 31, 2016 ($14,863,328).

Additionally, at January 31, 2008, the Fund had a net capital loss of $19,548,890 attributable to security transactions incurred after October 31, 2007. This net

18

Eaton Vance High Yield Municipals Fund as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

capital loss is treated as arising on the first day of the Fund's taxable year ending January 31, 2009.

As of July 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended January 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, whereby the Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" (FAS 140), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption "Payable for floating rate notes issued" in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund's liability with respect to Floating Rate Notes is recorded as incurred. At July 31, 2008, the amount of the Fund's Floating Rate Notes outstanding and the related collateral were $128,427,000 and $186,185,688, respectively. The range of interest rates on the Floating Rate Notes outstanding at July 31, 2008 was 2.20% to 2.79%.

The Fund's investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with

19

Eaton Vance High Yield Municipals Fund as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

comparable credit quality and maturity. The Fund's investment policies do not allow the Fund to borrow money for purposes of making investments. Management believes that the Fund's restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund's Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund's restrictions apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

K  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

N  Interim Financial Statements — The interim financial statements relating to July 31, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

20

Eaton Vance High Yield Municipals Fund as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate
Up to $500 million	0.350%	3.50%
$500 million up to $750 million	0.325%	3.25%
$750 million up to $1 billion	0.300%	3.25%
$1 billion up to $1.5 billion	0.300%	3.00%

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the six months ended July 31, 2008, the adviser fee amounted to $2,814,456, representing 0.55% (annualized) of the Fund's average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the six months ended July 31, 2008, EVM earned $9,994 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), the Fund's principal underwriter and an affiliate of EVM, received $18,455 as its portion of the sales charge on sales of Class A shares for the six months ended July 31, 2008. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended July 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended July 31, 2008 amounted to $892,937 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended July 31, 2008, the Fund paid or accrued $314,875 and $848,021 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At July 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $21,014,000 and $25,730,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

21

Eaton Vance High Yield Municipals Fund as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Service fees paid or accrued for the six months ended July 31, 2008 amounted to $104,958 and $282,674 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase) or a 1% or 0.50% CDSC if redeemed within one year or two years, respectively, on purchases through the Eaton Vance Supplemental Retirement Account. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the six months ended July 31, 2008, the Fund was informed that EVD received approximately $21,000, $120,000 and $20,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $256,643,476 and $342,761,272, respectively, for the six months ended July 31, 2008.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Sales	9,942,882	32,157,825
Issued to shareholders electing to receive payments of distributions in Fund shares	1,040,106	2,003,222
Redemptions	(18,826,172)	(36,447,472)
Exchange from Class B shares	313,167	1,238,735
Net decrease	(7,530,017)	(1,047,690)
Class B	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Sales	334,691	666,699
Issued to shareholders electing to receive payments of distributions in Fund shares	79,776	161,561
Redemptions	(1,013,467)	(1,921,193)
Exchange to Class A shares	(313,974)	(1,242,277)
Net decrease	(912,974)	(2,335,210)
Class C	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Sales	2,579,523	10,203,560
Issued to shareholders electing to receive payments of distributions in Fund shares	254,401	470,572
Redemptions	(4,178,222)	(10,322,434)
Net increase (decrease)	(1,344,298)	351,698
Class I	Six Months Ended July 31, 2008 (Unaudited)	Period Ended January 31, 2008(1)
Sales	83,163	208,988
Issued to shareholders electing to receive payments of distributions in Fund shares	3,316	1,650
Redemptions	(23,563)	—
Net increase	62,916	210,638

(1)  Class I commenced operations on May 9, 2007.

22

Eaton Vance High Yield Municipals Fund as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at July 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,025,942,210
Gross unrealized appreciation	$16,709,509
Gross unrealized depreciation	(108,050,761)
Net unrealized depreciation	$(91,341,252)

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Effective August 15, 2008, the line of credit was increased to $450 million and the annual rate on the daily unused portion was changed to 0.10%. The Fund did not have any significant borrowings or allocated fees during the six months ended July 31, 2008.

10  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at July 31, 2008 is as follows:

Futures Contracts

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
09/08	1,678
	U.S. Treasury Bond	Short	$(189,179,690)	$(193,809,000)	$(4,629,310)

Interest Rate Swaps

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$52,550,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$284,106
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	48,775,000	5.065%	USD-LIBOR-BBA	April 1, 2039	157,936
Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	17,125,000	5.428%	USD-LIBOR-BBA	September 10, 2038	(1,106,031)
					$(663,989)

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At July 31, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

11  Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", effective February 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

23

Eaton Vance High Yield Municipals Fund as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At July 31, 2008, the inputs used in valuing the Fund's investments, which are carried at value, were as follows:

	Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	Quoted Prices	$—	$(4,629,310)
Level 2	Other Significant Observable Inputs	1,063,027,958	(663,989)
Level 3	Significant Unobservable Inputs	—	—
Total		$1,063,027,958	$(5,293,299)

*  Other financial instruments are futures and swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund held no investments or other financial instruments as of January 31, 2008 whose fair value was determined using Level 3 inputs.

12  Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

24

Eaton Vance High Yield Municipals Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

25

Eaton Vance High Yield Municipals Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance High Yield Municipals Fund (the "Fund") with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser's large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

26

Eaton Vance High Yield Municipals Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

27

Eaton Vance High Yield Municipals Fund

OFFICERS AND TRUSTEES

Officers
Cynthia J. Clemson
President
William H. Ahern, Jr.
Vice President
Craig R. Brandon
Vice President
Robert B. MacIntosh
Vice President
Thomas M. Metzold
Vice President
Adam A. Weigold
Vice President
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Chief Legal Officer and Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Heidi L. Steiger Lynn A. Stout

28

Investment Adviser
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance High Yield Municipals Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-262-1122.

416-9/08  HYSRC

Semiannual Report July 31, 2008

EATON VANCE
MUNICIPALS
TRUST II

Insured Municipals

Hawaii

Kansas

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipals Funds as of July 31, 2008

Table of ConTenTs

Investment Update	2

Morningstar RatingsTM	4

Performance Information and Portfolio Composition

Insured Municipals	5
Hawaii	6
Kansas	7

Fund Expenses	8

Financial Statements	10

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	40

Officers and Trustees	43

Eaton Vance Municipals Funds as of July 31, 2008

INVESTMENT UPDATE

The investment objective of each Eaton Vance Municipals Fund (the “Funds”) is to provide current income exempt from regular federal income tax and, in the case of the Hawaii Fund and the Kansas Fund, from particular state or local income or other taxes. The Hawaii Fund and Kansas Fund primarily invest in investment-grade municipal obligations, but may also invest in lower-rated obligations. The Insured Municipals Fund primarily invests in municipal obligations that are insured as to principal and interest payments by insurers having a claims-paying ability rated at least investment grade, provided that at least 50% of such assets is invested in obligations insured by insurers having a claims-paying ability rated at least A.

Economic and Market Conditions

Economic growth in the second quarter of 2008 measured 1.9%, up from a first quarter growth rate of 0.9%, according to Commerce Department data. Second quarter growth was attributed to fiscal stimulus checks sent out by the U.S. government during the quarter and growth in exports driven by the weak dollar. Management believes that these two factors were offset by record high energy prices and rising unemployment which constrained consumption and economic growth. However, what caught the attention of the capital markets was the Commerce Department’s revision of the fourth quarter 2007 GDP to -0.2% from the previous estimate of 0.6% . This was the first quarterly decline in the U.S. economy since the -1.4% decline in the third quarter of 2001. The housing market continues to impact the economy, with both existing and new home sales falling sharply on a year-over-year basis, according to National Association of Realtors and Commerce Department data. However, the rate of decline has been slowing recently. Home prices continue to deteriorate, causing increased bank foreclosures and more mark-to-market writedowns of mortgage-backed securities at commercial banks and financial institutions – writedowns now totaling over $500 billion, according to a recent International Monetary Fund estimate. Financial institutions continue to conserve cash in response to balance sheet pressures, further extending the credit crisis that first surfaced in August 2007. The housing crisis has now spread to Fannie Mae and Freddie Mac – government sponsored mortgage providers who fund over half of the mortgages written in the United States – which have suffered significant losses as foreclosures have increased.

The Federal Reserve (the Fed) left rates unchanged at its June meeting after lowering the federal funds rate to 2.0% from 5.25% between August 2007 and May 2008. The Fed has also taken extraordinary action during this period in an attempt to facilitate an easing of the credit crisis, through its interest rate policy and innovative lending techniques. For example, in May 2008 the Fed announced a new lending facility designed to help primary dealers provide financing to participants in the markets for mortgage-backed securities and other securitized products. Congress has also taken the unprecedented action of authorizing the U.S. Treasury to provide financial support to Fannie Mae and Freddie Mac should either company require emergency capitalization.

Management Discussion

The Funds invest primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

Relative to their benchmark, the Lehman Brothers Municipal Bond Index – a broad-based, unmanaged index of municipal bonds – the Funds underperformed for the six months ended July 31, 2008.(1) Management believes that much of the underperformance can be attributed to the broader-based credit crisis that has shaken the fixed-income markets since August 2007, which led investors to move their capital into the Treasury market, particularly in shorter-maturity bonds. This move was originally driven by uncertainty surrounding financial companies’ exposure to mortgage-backed collateralized debt obligations (CDOs). More recently, the municipal bond market has been impacted by the downgrade of major municipal bond insurers due to their exposure to mortgage-related CDO debt. As a result of an active management style that focuses on income and longer call protection, each Fund generally holds longer-duration bonds. Management believes that investors’ flight to shorter-maturity uninsured bonds from longer-maturity insured bonds, which has taken place over the past year, resulted in the Funds’ relative underperformance for the period.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 106% as of July 31, 2008, with many individual bonds trading higher than 106%.(2) Management believes that this was

(1)

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.
Past performance is no guarantee of future results.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

the result of dislocation in the fixed-income marketplace caused by fears of subprime contagion, insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace . Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

With this backdrop, management continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility . We believe this approach has provided excellent long-term benefits to our investors over time.

Eaton Vance Municipals Funds as of July 31, 2008

MORNINGSTAR RATINGSTM

As of July 31, 2008	OVERALL	3-yEAR	5-yEAR	10-yEAR

FUND

INsURED mUNIcIpALs FUND - cLAss A	*	*	*	*
Load waived	**	**	**	**
MUNI SINGLE STATE LoNG cATEGoRY	335 FUNDS	335 FUNDS	335 FUNDS	305 FUNDS

HAwAII mUNIcIpALs FUND - cLAss A	**	**	**	**
Load waived	***	***	***	***
MUNI SINGLE STATE LoNG cATEGoRY	335 FUNDS	335 FUNDS	335 FUNDS	305 FUNDS

KANsAs mUNIcIpALs FUND - cLAss A	**	**	**	**
Load waived	***	***	***	***
MUNI SINGLE STATE INTERMEDIATE cATEGoRY	284 FUNDS	284 FUNDS	275 FUNDS	219 FUNDS

Based on risk-adjusted returns. Eaton Vance offers other mutual funds that are not listed here and that do not have similar performance records.

The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar RatingTM metrics.

©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on how a fund ranks on a Morningstar Risk-Adjusted Return measure against other funds in the same category. This measure takes into account variations in a fund’s monthly performance after adjusting for sales loads (except for load-waived A shares), redemption fees, and the risk-free rate, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Load-waived A share star ratings do not include any front-end sales load and are intended for those investors who have access to such purchase terms (e.g., plan participants of a defined contribution plan). Not all A share mutual funds for which Morningstar calculates a load-waived A share star rating may actually waive their front-end sales load. Therefore, Morningstar strongly encourages investors to contact their investment professional to determine whether they are eligible to purchase the A share without paying the front-end sales load. The Morningstar Rating may differ among share classes of a mutual fund as a result of different sales loads and/or expense structure.

As interest rates rise, the value of fixed-income securities is likely to decrease. Fluctuations in the value of securities may not affect interest income on existing securities, but will be reflected in the Funds’ net asset values. A portion of the Funds’ income may be subject to federal, state and local tax; a portion may be subject to federal alternative minimum tax. Please see the Funds’ prospectus for more information. consult your tax/legal advisor before making any tax-related investment decisions. For information regarding each Fund’s performance, please refer to pages titled “Performance Information and Portfolio Composition” contained in this report.

Eaton Vance Insured Municipals Fund as of July 31, 2008

pERFoRMANCE INFoRMATIoN AND poRTFoLIo CoMposITIoN

Fund Performance(1)

	Class A	Class B	Class C
Share Class Symbol	eAFIX	eBFIX	eFIcX

Average Annual Total Returns (at net asset value)
Six Months	-2.08%	-2.43%	-2.52%
One Year	-3.26	-4.01	-3.39
Five Years	2.88	2.17	N.A.
Ten Years	3.78	3.03	N.A.
Life of Fund†	5.15	4.35	-0.17

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-6.76%	-7.22%	-3.48%
One Year	-7.90	-8.64	-4.85
Five Years	1.88	1.82	N.A.
Ten Years	3.27	3.03	N.A.
Life of Fund†	4.80	4.35	-0.17

†Inception dates: Class A: 3/3/94; Class B: 3/2/94; Class C: 6/2/06

Total Annual Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	1.27%	2.02%	2.01%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate(3)	4.57%	3.76%	3.76%
Taxable-Equivalent Distribution Rate (3),(4)	7.03	5.78	5.78
SEC 30-day Yield (5)	4.49	3.93	3.93
Taxable-Equivalent SEC 30-day Yield (4),(5)	6.91	6.05	6.05

Index Performance(6)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
Six Months	-0.85%
One Year	2.83
Five Years	4.34
Ten Years	4.91

Lipper Averages(7)

Lipper Insured Municipal Debt Funds Classification – Average Annual Total Returns
Six Months	-1.66%
One Year	0.25
Five Years	3.18
Ten Years	3.76

Portfolio Manager: Craig R. Brandon, CFA

Rating Distribution*(8)

By total investments

*  The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 7/31/08 is as follows, and the average rating is AAA:

AAA	80.1%
AA	14.6%
A	5.3%

Fund Statistics(9)

•	Number of Issues:	60
•	Average Maturity:	24.9 years
•	Average Effective Maturity:	21.6 years
•	Average Call Protection:	11.0 years
•	Average Dollar Price:	$95.33

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A shares reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C shares reflect a 1% CDSC for the first year.

(2) Source: Prospectus dated 6/1/08. Includes interest expense of 0.56% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Insured Municipal Debt Funds Classification contained 43, 42, 39 and 34 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

(8) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(9) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Hawaii Municipals Fund as of July 31, 2008

pERFoRMANCE INFoRMATIoN AND poRTFoLIo CoMposITIoN

Fund Performance(1)

Share Class Symbol	class A ETHWX	class B EVHWX	class c EcHWX

Average Annual Total Returns (at net asset value)
Six Months	-3.26%	-3.70%	-3.69%
One Year	-3.80	-4.47	N.A.
Five Years	2.73	1.99	N.A.
Ten Years	3.62	2.82	N.A.
Life of Fund†	3.99	3.50	-4.72

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-7.88%	-8.43%	-4.64%
One Year	-8.37	-9.09	N.A.
Five Years	1.73	1.64	N.A.
Ten Years	3.11	2.82	N.A.
Life of Fund†	3.64	3.50	-5.64

†Inception date: Class A: 3/14/94; Class B: 3/2/94; Class C: 10/1/07

Total Annual Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	1.14%	1.89%	1.89%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate(3)	4.41%	3.57%	3.57%
Taxable-Equivalent Distribution Rate(3),(4)	7.39	5.99	5.99
SEC 30-day Yield(5)	4.40	3.82	3.83
Taxable-Equivalent SEC 30-day Yield(4),(5)	7.38	6.41	6.42

Index Performance(6)

Lehman Brothers Municipal Bond Index (Average Annual Total Returns)
Six Months	-0.85%
One Year	2.83
Five Years	4.34
Ten Years	4.91

Lipper Averages(7)

Lipper Other States Municipal Debt Funds Classification (Average Annual Total Returns)
Six Months	-1.55%
One Year	0.76
Five Years	3.33
Ten Years	3.73

Portfolio Manager: Robert B. MacIntosh, CFA

Rating Distribution*(8)

By total investments

*  The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 7/31/08 is as follows, and the average rating is AA+:

AAA	62.1%
AA	8.4%
A	15.3%
BBB	11.3%
B	1.6%
Non-Rated	1.3%

Fund Statistics(9)

•	Number of Issues:	47
•	Average Maturity:	18.9 years
•	Average Effective Maturity:	15.1 years
•	Average Call Protection:	9.0 years
•	Average Dollar Price:	$92.50

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A shares reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C shares reflect a 1% CDSC for the first year

(2) Source: Prospectus dated 6/1/08. Includes interest expense of 0.3 1% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 40.36% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individualy purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 151, 145, 136 and 116 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

(8) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(9) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Kansas Municipals Fund as of July 31, 2008

pERFoRMANCE INFoRMATIoN AND poRTFoLIo CoMposITIoN

Fund Performance(1)

Share Class Symbol	Class A eTKSX	Class B eVKSX	Class C ecKSX

Average Annual Total Returns (at net asset value)
Six Months	-1.60%	-2.01%	-1.91%
One Year	-1.33	-2.03	-2.02
Five Years	3.27	2.54	N.A.
Ten Years	4.07	3.31	N.A.
Life of Fund†	4.67	4.07	0.93

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	-6.29%	-6.83%	-2.87%
One Year	-6.04	-6.77	-2.97
Five Years	2.28	2.20	N.A.
Ten Years	3.56	3.31	N.A.
Life of Fund†	4.32	4.07	0.93

†Inception dates: Class A: 3/3/94; Class B: 3/2/94; Class C: 6/2/06

Total Annual Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	0.87%	1.63%	1.62%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate(3)	4.22%	3.43%	3.43%
Taxable-Equivalent Distribution Rate (3),(4)	6.94	5.64	5.64
SEC 30-day Yield (5)	3.78	3.20	3.17
Taxable-Equivalent SEC 30-day Yield (4),(5)	6.22	5.26	5.21

Index Performance(6)

Lehman Brothers Municipal Bond Index – Average Annual Total Returns
Six Months	-0.85%
One Year	2.83
Five Years	4.34
Ten Years	4.91

Lipper Averages(7)

Lipper Other States Municipal Debt Funds Classification (Average Annual Total Returns)
Six Months	-1.55%
One Year	0.76
Five Years	3.33
Ten Years	3.73

Portfolio Manager: Adam Weigold, CFA

Rating Distribution*(8)

By total investments

*  The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 7/31/08 is as follows, and the average rating is AA+:

AAA	60.4%
AA	16.9%
A	20.4%
Non-Rated	2.3%

Fund Statistics(9)

•	Number of Issues:	75
•	Average Maturity:	20.4 years
•	Average Effective Maturity:	14.8 years
•	Average Call Protection:	8.2 years
•	Average Dollar Price:	$94.23

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A shares reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C shares reflect a 1% CDSC for the first year.

(2) Source: Prospectus dated 6/1/08. Includes interest expense of 0.15% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and, as a result, net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 39.19% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individualy purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 151, 145, 136 and 116 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

(8) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(9) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Municipals Funds as of July 31, 2008

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 – July 31, 2008).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Insured Municipals Fund

	Beginning Account Value (2/1/08)	Ending Account Value (7/31/08)	Expenses Paid During Period* (2/1/08 – 7/31/08)
Actual
Class A	$1,000.00	$979.20	$5.31
Class B	$1,000.00	$975.70	$8.94
Class C	$1,000.00	$974.80	$8.99
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.42
Class B	$1,000.00	$1,015.80	$9.12
Class C	$1,000.00	$1,015.80	$9.17

*  Expenses are equal to the Fund's annualized expense ratio of 1.08% for Class A shares, 1.82% for Class B shares and 1.83% for Class C shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008.

Eaton Vance Municipals Funds as of July 31, 2008

FUND EXPENSES CONT'D

Eaton Vance Hawaii Municipals Fund

	Beginning Account Value (2/1/08)	Ending Account Value (7/31/08)	Expenses Paid During Period* (2/1/08 – 7/31/08)
Actual
Class A	$1,000.00	$967.40	$5.14
Class B	$1,000.00	$963.00	$8.79
Class C	$1,000.00	$963.10	$8.79
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.27
Class B	$1,000.00	$1,015.90	$9.02
Class C	$1,000.00	$1,015.90	$9.02

*  Expenses are equal to the Fund's annualized expense ratio of 1.05% for Class A shares, 1.80% for Class B shares and 1.80% for Class C shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008.

Eaton Vance Kansas Municipals Fund

	Beginning Account Value (2/1/08)	Ending Account Value (7/31/08)	Expenses Paid During Period* (2/1/08 – 7/31/08)
Actual
Class A	$1,000.00	$984.00	$4.00
Class B	$1,000.00	$979.90	$7.68
Class C	$1,000.00	$980.90	$7.68
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.80	$4.07
Class B	$1,000.00	$1,017.10	$7.82
Class C	$1,000.00	$1,017.10	$7.82

*  Expenses are equal to the Fund's annualized expense ratio of 0.81% for Class A shares, 1.56% for Class B shares and 1.56% for Class C shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assume that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008.

Eaton Vance Insured Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 102.5%
Principal Amount (000's omitted)	Security	Value
Education — 0.6%
$220	Massachusetts Health and Educational Facilities Authority, (Massachusetts Institute of Technology), 5.00%, 7/1/38(1)	$224,754
		$224,754
Hospital — 2.3%
$1,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	$885,100
		$885,100
Housing — 0.4%
$165	Pinellas County, FL, Housing Finance Authority, (SFMR), (GNMA), (AMT), 5.80%, 3/1/29	$163,233
		$163,233
Industrial Development Revenue — 3.6%
$1,315	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$1,349,611
		$1,349,611
Insured-Electric Utilities — 3.3%
$650	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/34	$632,918
600	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/16(2)	635,266
		$1,268,184
Insured-Escrowed/Prerefunded — 5.3%
$1,000	Dade County, FL, Professional Sports Franchise Facility, (MBIA), Escrowed to Maturity, 5.25%, 10/1/30	$1,065,880
900	Orange County, FL, Tourist Development Tax, (AMBAC), Prerefunded to 4/1/12, 5.125%, 10/1/30(2)	969,957
		$2,035,837
Insured-General Obligations — 6.0%
$190	King County, WA, Public Hospital District No. 1, (AGC), 5.00%, 12/1/37	$184,857
800	Monroe Township, NJ, Board of Education, Middlesex County, (AGC), 4.75%, 3/1/36	795,096
330	Puerto Rico, (FSA), Variable Rate, 8.72%, 7/1/27(3)(4)	385,618

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$1,985	San Juan, CA, Unified School District, (FSA), 0.00%, 8/1/23	$920,405
		$2,285,976
Insured-Hospital — 16.1%
$770	Brevard County, FL, Health Facilities Authority, (Health First, Inc.), (MBIA), 5.125%, 4/1/31	$756,271
275	California Statewide Communities Development Authority, (Sutter Health), (FSA), 5.05%, 8/15/38	274,150
1,250	Indiana Health and Educational Facilities Finance Authority, (Sisters of St. Francis Health Services), (FSA), 5.25%, 5/15/41	1,247,950
1,000	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/42(2)	945,320
50	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/42	47,265
270	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/31	277,050
545	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36	555,933
1,000	Sarasota County, FL, Public Hospital Board, (Sarasota Memorial Hospital), (MBIA), 5.50%, 7/1/28	1,048,330
1,000	Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Health), (FSA), 5.00%, 12/1/34	979,850
		$6,132,119
Insured-Housing — 1.3%
$500	Florida Housing Finance Authority, (Spinnaker Cove Apartments), (AMBAC), (AMT), 6.50%, 7/1/36	$500,100
		$500,100
Insured-Lease Revenue/Certificates of Participation — 1.3%
$500	Broward County, FL, School Board, Certificates of Participation, (FSA), 5.00%, 7/1/26	$498,805
		$498,805
Insured-Other Revenue — 1.3%
$500	St. John's County, FL, Industrial Development Authority, (Professional Golf), (MBIA), 5.00%, 9/1/23	$506,420
		$506,420

See notes to financial statements

Eaton Vance Insured Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Public Education — 1.8%
$690	University of Vermont and State Agricultural College, (MBIA), 5.00%, 10/1/40	$678,884
		$678,884
Insured-Solid Waste — 1.3%
$500	Dade County, FL, Resource Recovery Facilities, (AMBAC), (AMT), 5.50%, 10/1/13	$502,120
		$502,120
Insured-Special Assessment Revenue — 2.9%
$345	Celebration, FL, Community Development District, (MBIA), 5.125%, 5/1/20	$353,977
750	Crossings at Fleming Island, FL, Community Development District, (MBIA), 5.80%, 5/1/16	761,955
		$1,115,932
Insured-Special Tax Revenue — 12.3%
$1,015	Baton Rouge, LA, Public Improvement, (FSA), 4.25%, 8/1/32	$907,857
1,250	Clearwater, FL, Spring Training Facilities, (MBIA), 5.375%, 3/1/31(5)	1,321,687
270	Louisiana Gas and Fuels Tax, (FGIC), (FSA), 5.00%, 5/1/41	268,256
320	Massachusetts Bay Transportation Authority, Revenue Assessment, (MBIA), 4.00%, 7/1/33	270,090
5,055	Miami-Dade County, FL, Special Obligation, (MBIA), 0.00%, 10/1/36	963,331
500	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	484,270
1,220	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	85,412
225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	28,525
445	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	53,213
355	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	39,994
340	Sunrise, FL, Public Facilities, (MBIA), 0.00%, 10/1/15	252,678
		$4,675,313
Insured-Transportation — 17.2%
$780	Central Puget Sound, WA, Regional Transportation Authority, Sales Revenue, (FSA), 5.00%, 11/1/34	$789,742
270	Chicago, IL, (O'Hare International Airport), (FSA), 4.50%, 1/1/38(6)	244,685
2,000	Chicago, IL, (O'Hare International Airport), (FSA), 5.00%, 1/1/33	1,969,420
345	Chicago, IL, (O'Hare International Airport), (FSA), 5.00%, 1/1/38	337,700

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$1,115	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38	$1,007,547
1,000	Minneapolis and St. Paul, MN, Metropolitan Airport Commission, (AMBAC), 4.50%, 1/1/32	923,630
780	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)	803,614
500	Puerto Rico Highway and Transportation Authority, (AMBAC), 5.25%, 7/1/38	487,460
		$6,563,798
Insured-Water and Sewer — 20.6%
$1,440	Austin, TX, Water and Wastewater System Revenue, (FSA), 5.00%, 11/15/33	$1,437,840
1,260	Fernley, NV, (AGC), 5.00%, 2/1/38	1,254,217
250	Florida Governmental Utility Authority, (Barefoot Bay Utility System), (AMBAC), 5.00%, 10/1/29	250,563
240	Houston, TX, Utility System, (FSA), 5.00%, 11/15/33	239,640
1,000	Jacksonville, FL, Water and Sewer, (AMBAC), (AMT), 6.35%, 8/1/25	1,000,500
500	Marco Island, FL, Utility System, (MBIA), 5.00%, 10/1/27	500,190
705	Ogden City, UT, Sewer and Water, (FSA), 4.50%, 6/15/38	639,442
370	Pearland, TX, Waterworks and Sewer Systems, (FSA), 4.50%, 9/1/34	338,158
250	Tallahassee, FL, Consolidated Utility System, (FGIC), 5.50%, 10/1/19	273,578
289	Tampa Bay, FL, Water Utility System, (FGIC), 4.75%, 10/1/27(2)	288,913
461	Tampa Bay, FL, Water Utility System, (FGIC), Prerefunded to 10/1/08, 4.75%, 10/1/27(2)	460,802
1,160	Wichita, KS, Water & Sewer Utility, (AGC), 5.00%, 10/1/32	1,156,694
		$7,840,537
Special Tax Revenue — 2.1%
$810	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$801,552
		$801,552
Transportation — 2.8%
$1,045	Port Authority of New York and New Jersey, 5.00%, 7/15/35(1)	$1,058,062
		$1,058,062
	Total Tax-Exempt Investments — 102.5% (identified cost $39,776,019)	$39,086,337
Other Assets, Less Liabilities — (2.5)%		$(951,309)
Net Assets — 100.0%		$38,135,028

See notes to financial statements

Eaton Vance Insured Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association (Ginnie Mae)

MBIA - Municipal Bond Insurance Association

SFMR - Single Family Mortgage Revenue

At July 31, 2008, the concentration of the Fund's investments in various states and territories, determined as a percentage of net assets, is as follows:

Florida	35.3%

Puerto Rico	10.4%

Others, representing less than 10% individually	56.8%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2008, 88.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 4.6% to 29.4% of total investments.

(1)  When-issued security.

(2)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of the securities is $385,618 or 1.0% of the Fund's net assets.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2008.

(5)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Hawaii Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 104.8%
Principal Amount (000's omitted)	Security	Value
Education — 3.1%
$300	Hawaii Department of Budget and Finance, (Chaminade University of Honolulu), 4.75%, 1/1/36	$240,642
350	Hawaii Department of Budget and Finance, (Mid Pacific Institute), 4.625%, 1/1/36	274,676
		$515,318
Electric Utilities — 2.0%
$500	Puerto Rico Electric Power Authority, 0.00%, 7/1/17	$329,560
		$329,560
Escrowed/Prerefunded — 4.8%
$750	Honolulu, Escrowed to Maturity, 4.75%, 9/1/17	$806,542
		$806,542
General Obligations — 3.1%
$305	Maui County, 5.00%, 3/1/21	$311,466
285	Puerto Rico, 0.00%, 7/1/15	205,565
		$517,031
Hospital — 2.9%
$100	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	$96,737
300	Hawaii Department of Budget and Finance, (Wilcox Memorial Hospital), 5.35%, 7/1/18	297,438
95	Hawaii Department of Budget and Finance, (Wilcox Memorial Hospital), 5.50%, 7/1/28	90,577
		$484,752
Industrial Development Revenue — 4.5%
$315	Hawaii Department of Transportation Special Facilities, (Continental Airlines), (AMT), 7.00%, 6/1/20	$261,346
600	Virgin Islands Public Financing Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	499,662
		$761,008
Insured-Education — 9.7%
$460	Hawaii State Housing Development Corp., (University of Hawaii), (AMBAC), 5.65%, 10/1/16	$461,150
500	University of Hawaii, (MBIA), 3.50%, 7/15/27	391,155
375	University of Hawaii, (MBIA), 4.25%, 7/15/30	327,787
500	University of Hawaii, (MBIA), 4.50%, 7/15/32	452,360
		$1,632,452

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities — 4.1%
$250	Hawaii Department of Budget and Finance, (Hawaii Electric Co.), (AMBAC), (AMT), 5.75%, 12/1/18	$252,877
500	Hawaii Department of Budget and Finance, (Hawaii Electric Co.), (FGIC), (AMT), 4.80%, 1/1/25	441,300
		$694,177
Insured-Escrowed/Prerefunded — 4.1%
$85	Hawaii Airports System, (MBIA), (AMT), Escrowed to Maturity, 6.90%, 7/1/12	$92,820
250	Honolulu, City and County Board Water Supply Systems, (FSA), Prerefunded to 7/1/11, 5.25%, 7/1/31	268,015
300	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32(1)	322,412
		$683,247
Insured-General Obligations — 16.4%
$1,000	Hawaii, (MBIA), 5.25%, 5/1/24(2)	$1,038,070
350	Hawaii County, (FGIC), 5.55%, 5/1/10	367,010
500	Honolulu, City and County, (FSA), 5.00%, 7/1/29	506,440
300	Kauai County, (MBIA), 5.00%, 8/1/24	303,747
290	Maui County, (MBIA), 5.00%, 3/1/25	295,194
200	Puerto Rico, (FSA), Variable Rate, 8.72%, 7/1/27(3)(4)	233,708
		$2,744,169
Insured-Lease Revenue/Certificates of Participation — 4.8%
$805	Hawaii State Housing Development Corp., (Kapolei Office), (FSA), 5.00%, 11/1/31	$808,180
		$808,180
Insured-Special Tax Revenue — 3.7%
$95	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$30,699
800	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/43	103,728
2,675	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	351,415
770	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	53,908
140	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	17,749
280	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	33,482
225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	25,349
		$616,330

See notes to financial statements

Eaton Vance Hawaii Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation — 24.3%
$900	Hawaii, State Harbor Revenue, (FSA), (AMT), 5.00%, 1/1/23	$864,216
500	Hawaii, State Harbor Revenue, (FSA), (AMT), 5.00%, 1/1/31	468,605
575	Hawaii Airports System, (FGIC), (AMT), 5.25%, 7/1/21	542,754
250	Hawaii Highway, (FSA), 5.00%, 7/1/22	256,513
480	Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/36	493,536
440	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	453,321
1,000	Puerto Rico Highway and Transportation Authority, (MBIA), 5.25%, 7/1/32	983,900
		$4,062,845
Insured-Water and Sewer — 7.5%
$1,000	Honolulu, City and County Wastewater System, (FGIC), 0.00%, 7/1/18	$619,650
700	Honolulu, City and County Wastewater System, (MBIA), 4.50%, 7/1/37	630,959
		$1,250,609
Other Revenue — 3.7%
$600	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/34(1)	$622,070
		$622,070
Special Tax Revenue — 6.1%
$250	Hawaii Highway Revenue, 5.50%, 7/1/18	$280,768
505	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	499,733
250	Virgin Islands Public Facilities Authority, 5.625%, 10/1/25	249,025
		$1,029,526
Total Tax-Exempt Investments — 104.8% (identified cost $18,113,608)		$17,557,816
Other Assets, Less Liabilities — (4.8)%		$(799,319)
Net Assets — 100.0%		$16,758,497

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Hawaii municipalities. In addition, 28.4% of the Fund's net assets at July 31, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2008, 71.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.6% to 26.2% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of the securities is $233,708 or 1.4% of the Fund's net assets.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2008.

See notes to financial statements

Eaton Vance Kansas Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 96.9%
Principal Amount (000's omitted)	Security	Value
Electric Utilities — 2.8%
$375	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	$368,269
700	Puerto Rico Electric Power Authority, 5.00%, 7/1/37	677,117
		$1,045,386
Escrowed/Prerefunded — 4.3%
$415	Labette County, SFMR, Escrowed to Maturity, 0.00%, 12/1/14	$326,422
1,000	Saline County, SFMR, Escrowed to Maturity, 0.00%, 12/1/15	747,670
500	University of Kansas Hospital Authority, Prerefunded to 9/1/12, 5.50%, 9/1/22	549,405
		$1,623,497
Hospital — 9.4%
$500	Kansas Development Finance Authority, (Hays Medical Center), 5.00%, 11/15/22	$486,525
750	Lawrence Memorial Hospital, 5.125%, 7/1/36	695,977
500	Olathe Health Facilities, (Olathe Medical Center), 5.00%, 9/1/29	476,800
825	Salina Hospital, (Salina Regional Health Center), 5.00%, 10/1/36	761,772
250	Sedgwick County Health Care Facility, (Catholic Care Center, Inc.), 5.875%, 11/15/31	251,527
410	University of Kansas Hospital Authority, 4.50%, 9/1/32	349,299
500	Wichita, (Christi Health Systems, Inc.), 6.25%, 11/15/24	515,965
		$3,537,865
Insured-Education — 6.2%
$100	Kansas Development Finance Authority, (Kansas Board of Regents), (AMBAC), 5.00%, 4/1/14	$105,826
250	Kansas Development Finance Authority, (Kansas State University Housing Systems), (MBIA), 4.375%, 4/1/32	225,555
1,000	Kansas Development Finance Authority, (Kansas State University Housing Systems), (MBIA), 4.50%, 4/1/37	905,880
550	Kansas Development Finance Authority, (Kansas State University-Athletic Facility), (AMBAC), 0.00%, 7/1/18	345,125
750	Kansas Development Finance Authority, (University of Kansas Center for Research), (XLCA), 5.00%, 2/1/26	739,680
		$2,322,066

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities — 6.0%
$250	Augusta, Electric System, (AMBAC), 5.00%, 8/1/22	$254,437
920	Burlington, PCR, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	904,378
665	La Cygne, (Kansas City Power & Light Co.), (XLCA), 4.65%, 9/1/35	584,994
500	Wyandotte County & Kansas City Unified Government Utilities System, (FSA), 5.00%, 9/1/28	504,940
		$2,248,749
Insured-Escrowed/Prerefunded — 17.5%
$250	Butler and Sedgwick County, Unified School District #385, (FGIC), Prerefunded to 9/1/10, 5.00%, 9/1/19	$263,742
250	Butler and Sedgwick County, Unified School District #385, (FSA), Prerefunded to 9/1/09, 5.40%, 9/1/18	259,837
1,350	Butler County, Unified School District #490, (FSA), Prerefunded to 9/1/15, 5.00%, 9/1/30	1,484,743
500	Chisholm Creek Utility Authority, Water and Wastewater, (Bel Aire & Park City), (MBIA), Prerefunded to 9/1/12, 5.25%, 9/1/20	542,820
250	Johnson County, Unified School District #232, (FSA), Prerefunded to 9/1/10, 4.75%, 9/1/19	262,480
250	Kansas Development Finance Authority, (7th and Harrison Project), (AMBAC), Prerefunded to 12/1/09, 5.75%, 12/1/27	262,652
55	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (MBIA), Prerefunded to 11/15/11, 5.375%, 11/15/24	59,481
750	Leavenworth County, Unified School District #464, (MBIA), Prerefunded to 9/1/15, 5.00%, 9/1/28	824,858
690	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32(1)	741,548
750	Scott County, Unified School District #466, (FGIC), Prerefunded to 9/1/12, 5.00%, 9/1/22	809,768
500	Sedgwick County, Unified School District #267, (AMBAC), Prerefunded to 11/1/09, 5.00%, 11/1/19	519,445
500	Washburn University, Topeka, (Living Learning Center), (AMBAC), Prerefunded to 7/1/09, 6.125%, 7/1/29	520,615
		$6,551,989
Insured-General Obligations — 17.2%
$1,330	Butler County, Unified School District #402, (AGC), 5.125%, 9/1/32	$1,346,133
870	Geary County, (XLCA), 3.50%, 9/1/31	625,052
350	Geary County, Unified School District #475, (MBIA), 3.00%, 9/1/26	258,419
500	Harvey County, Unified School District #373, (MBIA), 5.00%, 9/1/26	494,120

See notes to financial statements

Eaton Vance Kansas Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$600	Johnson County, Unified School District #231, (AMBAC), 5.00%, 10/1/27	$596,304
200	Johnson County, Unified School District #231, (FGIC), 6.00%, 10/1/16	224,834
300	Johnson County, Unified School District #233, (FGIC), 5.50%, 9/1/17	335,604
240	Puerto Rico, (MBIA), 5.50%, 7/1/20	247,294
750	Reno County, Unified School District #308, (MBIA), 4.00%, 9/1/26	667,140
150	Sedgwick County, Unified School District #259, (FSA), 2.50%, 10/1/17	131,948
600	Sedgwick County, Unified School District #259, (FSA), 2.50%, 10/1/18	516,150
500	Sedgwick County, Unified School District #262, (AGC), 4.75%, 9/1/28	491,090
500	Wyandotte County & Kansas City Unified Government, (FSA), 5.00%, 8/1/27	510,905
		$6,444,993
Insured-Hospital — 7.0%
$250	Coffeyville Public Building Commission Health Care Facility, (Coffeyville Regional Medical Center), (AMBAC), 5.00%, 8/1/22	$251,530
500	Kansas Development Finance Authority, (Sisters of Charity-Leavenworth), (MBIA), 5.00%, 12/1/25	501,180
500	Kansas Development Finance Authority, (St. Luke's/Shawnee Mission), (MBIA), 5.375%, 11/15/26	502,275
600	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (MBIA), 4.75%, 11/15/36	540,522
545	Kansas Development Finance Authority, (Stormont-Vail Healthcare), (MBIA), 5.375%, 11/15/24	561,236
250	Manhattan Hospital, (Mercy Health Center), (FSA), 5.20%, 8/15/26	252,510
		$2,609,253
Insured-Housing — 0.7%
$250	Augusta Public Building Commission Revenue, (Cottonwood Point, Inc.), (MBIA), 5.25%, 4/1/22	$257,620
		$257,620
Insured-Industrial Development Revenue — 0.7%
$250	Wyandotte, (BPU Office Building), (MBIA), 5.00%, 5/1/21	$253,408
		$253,408

Principal Amount (000's omitted)	Security	Value
Insured-Lease Revenue/Certificates of Participation — 1.4%
$500	Kansas Development Finance Authority, (Capital Restoration Parking Facility), (FSA), 5.00%, 10/1/21(2)	$512,330
		$512,330
Insured-Other Revenue — 2.6%
$250	Kansas Development Finance Authority, (Department of Administration), (FGIC), 5.00%, 11/1/25	$253,695
440	Kansas Development Finance Authority, (Kansas State Projects), (MBIA), 5.00%, 5/1/26	447,018
250	Kansas Development Finance Authority, (Kansas State Projects), (MBIA), 5.25%, 11/1/26	259,820
		$960,533
Insured-Special Tax Revenue — 3.9%
$250	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$80,788
150	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	28,011
4,450	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	542,099
2,895	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	202,679
530	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	67,193
3,685	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	440,652
850	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	95,761
		$1,457,183
Insured-Transportation — 5.0%
$750	Kansas Turnpike Authority, (FSA), 5.00%, 9/1/24	$762,420
600	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	618,165
500	Puerto Rico Highway and Transportation Authority, (FGIC), 5.25%, 7/1/39	482,935
		$1,863,520
Insured-Water and Sewer — 8.1%
$1,000	Chisholm Creek Utility Authority, Water & Wastewater Facilities, (AMBAC), 4.25%, 9/1/29	$879,170
500	Kansas Development Finance Authority, Public Water Supply, (AMBAC), 5.00%, 4/1/24	508,500
1,000	Lawrence Water and Sewer System, (MBIA), 4.50%, 11/1/32	915,670
750	Wichita, Water & Sewer Utility, (AGC), 5.00%, 10/1/32	747,863
		$3,051,203

See notes to financial statements

Eaton Vance Kansas Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue — 1.1%
$410	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$405,724
		$405,724
Water and Sewer — 3.0%
$1,000	Johnson County, Water District #1, 4.25%, 6/1/32	$913,340
200	Kansas Development Finance Authority, (Water Pollution Control), 5.00%, 11/1/21	206,008
		$1,119,348
Total Tax-Exempt Investments — 96.9% (identified cost $37,037,804)		$36,264,667
Other Assets, Less Liabilities — 3.1%		$1,165,217
Net Assets — 100.0%		$37,429,884

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

PCR - Pollution Control Revenue

SFMR - Single Family Mortgage Revenue

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Kansas municipalities. In addition, 13.4% of the Fund's net assets at July 31, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2008, 78.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.7% to 27.5% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

As of July 31, 2008

	Insured Municipals Fund	Hawaii Fund	Kansas Fund
Assets
Investments —
Identified cost	$39,776,019	$18,113,608	$37,037,804
Unrealized depreciation	(689,682)	(555,792)	(773,137)
Investments, at value	$39,086,337	$17,557,816	$36,264,667
Cash	$2,363,797	$42,102	$1,678,632
Receivable for Fund shares sold	449,202	36,420	142,812
Interest receivable	467,611	146,600	503,544
Receivable for open interest rate swaps contracts	11,538	6,889	5,539
Total assets	$42,378,485	$17,789,827	$38,595,194
Liabilities
Payable for floating rate notes issued	$2,710,000	$930,000	$910,000
Interest expense and fees payable	10,070	4,036	1,424
Payable for when-issued securities	1,268,282	—	—
Payable for Fund shares redeemed	64,341	3,604	48,733
Payable for daily variation margin on open financial futures contracts	40,984	14,109	77,266
Dividends payable	78,033	26,560	47,820
Payable for open interest rate swaps contracts	40,366	17,761	32,293
Payable to affiliate for investment adviser fee	6,989	2,207	6,808
Payable to affiliate for distribution and service fees	11,583	5,111	10,000
Accrued expenses	12,809	27,942	30,966
Total liabilities	$4,243,457	$1,031,330	$1,165,310
Net Assets	$38,135,028	$16,758,497	$37,429,884
Sources of Net Assets
Paid-in capital	$40,799,001	$17,934,553	$39,167,332
Accumulated net realized loss (computed on the basis of identified cost)	(1,746,782)	(538,067)	(597,884)
Accumulated distributions in excess of net investment income	(96,741)	(19,572)	(22,409)
Net unrealized depreciation (computed on the basis of identified cost)	(820,450)	(618,417)	(1,117,155)
Net Assets	$38,135,028	$16,758,497	$37,429,884
Class A Shares
Net Assets	$30,055,712	$13,401,788	$31,544,376
Shares Outstanding	2,918,434	1,511,074	3,215,508
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.30	$8.87	$9.81
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$10.81	$9.31	$10.30
Class B Shares
Net Assets	$6,922,974	$3,324,174	$3,504,950
Shares Outstanding	679,346	370,254	360,234
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.19	$8.98	$9.73
Class C Shares
Net Assets	$1,156,342	$32,535	$2,380,558
Shares Outstanding	113,430	3,624	244,520
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.19	$8.98	$9.74

On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS (Unaudited)

Statements of Operations

For the Six Months Ended July 31, 2008

	Insured Municipals Fund	Hawaii Fund	Kansas Fund
Investment Income
Interest	$993,283	$494,364	$891,788
Total investment income	$993,283	$494,364	$891,788
Expenses
Investment adviser fee	$41,723	$13,916	$38,629
Trustees' fees and expenses	653	490	843
Distribution and service fees
Class A	28,733	14,447	30,324
Class B	34,799	17,362	16,755
Class C	5,268	156	8,704
Legal and accounting services	25,607	22,598	19,619
Printing and postage	2,284	162	871
Custodian fee	16,961	13,740	21,220
Interest expense and fees	34,974	14,232	10,397
Transfer and dividend disbursing agent fees	6,010	4,732	6,949
Registration fees	29,092	182	348
Miscellaneous	5,790	6,669	9,381
Total expenses	$231,894	$108,686	$164,040
Deduct —
Reduction of custodian fee	$7,146	$1,968	$5,520
Total expense reductions	$7,146	$1,968	$5,520
Net expenses	$224,748	$106,718	$158,520
Net investment income	$768,535	$387,646	$733,268
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$45,110	$2,374	$(41,828)
Financial futures contracts	149,474	50,158	325,582
Interest rate swap contracts	(59,716)	(16,005)	(31,346)
Net realized gain	$134,868	$36,527	$252,408
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(1,828,246)	$(1,100,484)	$(1,570,057)
Financial futures contracts	(34,210)	(14,359)	(129,049)
Interest rate swap contracts	97,863	54,415	65,021
Net change in unrealized appreciation (depreciation)	$(1,764,593)	$(1,060,428)	$(1,634,085)
Net realized and unrealized loss	$(1,629,725)	$(1,023,901)	$(1,381,677)
Net decrease in net assets from operations	$(861,190)	$(636,255)	$(648,409)

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS (Unaudited)

Statements of Changes in Net Assets

For the Six Months Ended July 31, 2008

Increase (Decrease) in Net Assets	Insured Municipals Fund	Hawaii Fund	Kansas Fund
From operations —
Net investment income	$768,535	$387,646	$733,268
Net realized gain from investment transactions, financial futures contracts and interest rate swap contracts	134,868	36,527	252,408
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(1,764,593)	(1,060,428)	(1,634,085)
Net decrease in net assets from operations	$(861,190)	$(636,255)	$(648,409)
Distributions to shareholders —
From net investment income
Class A	$(644,415)	$(311,182)	$(629,753)
Class B	(135,111)	(63,693)	(59,363)
Class C	(20,450)	(573)	(30,856)
Total distributions to shareholders	$(799,976)	$(375,448)	$(719,972)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,846,973	$693,301	$3,768,839
Class B	179,941	128,942	122,845
Class C	304,925	—	916,023
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	274,056	166,081	383,423
Class B	62,813	31,603	36,938
Class C	4,841	559	17,054
Cost of shares redeemed
Class A	(2,657,388)	(2,565,882)	(2,309,533)
Class B	(545,745)	(311,096)	(99,606)
Class C	(248,311)	—	(129,105)
Net asset value of shares exchanged
Class A	451,900	197,314	153,441
Class B	(451,900)	(197,314)	(153,441)
Net increase (decrease) in net assets from Fund share transactions	$1,222,105	$(1,856,492)	$2,706,878
Net increase (decrease) in net assets	$(439,061)	$(2,868,195)	$1,338,497
Net Assets
At beginning of period	$38,574,089	$19,626,692	$36,091,387
At end of period	$38,135,028	$16,758,497	$37,429,884
Accumulated distributions in excess of net investment income included in net assets
At end of period	$(96,741)	$(19,572)	$(22,409)

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended January 31, 2008

Increase (Decrease) in Net Assets	Insured Municipals Fund	Hawaii Fund	Kansas Fund
From operations —
Net investment income	$1,644,921	$798,033	$1,292,851
Net realized loss from investment transactions, financial futures contracts and interest rate swap contracts	(182,329)	(77,206)	(446,231)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(1,843,458)	(772,962)	(641,798)
Net increase (decrease) in net assets from operations	$(380,866)	$(52,135)	$204,822
Distributions to shareholders —
From net investment income
Class A	$(1,300,889)	$(651,431)	$(1,117,026)
Class B	(311,717)	(148,722)	(130,444)
Class C	(11,456)	(78)	(46,597)
Total distributions to shareholders	$(1,624,062)	$(800,231)	$(1,294,067)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,862,648	$5,886,424	$13,845,413
Class B	187,151	181,981	200,198
Class C	1,467,639	34,269	1,796,904
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	556,363	335,862	616,697
Class B	141,162	69,267	83,109
Class C	4,506	78	20,521
Cost of shares redeemed
Class A	(6,052,377)	(4,509,888)	(6,250,330)
Class B	(1,516,187)	(878,555)	(401,298)
Class C	(340,126)	—	(851,884)
Net asset value of shares exchanged
Class A	799,527	834,305	244,056
Class B	(799,527)	(834,305)	(244,056)
Net increase (decrease) in net assets from Fund share transactions	$(689,221)	$1,119,438	$9,059,330
Net increase (decrease) in net assets	$(2,694,149)	$267,072	$7,970,085
Net Assets
At beginning of year	$41,268,238	$19,359,620	$28,121,302
At end of year	$38,574,089	$19,626,692	$36,091,387
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(65,300)	$(31,770)	$(35,705)

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS

Financial Highlights

	Insured Municipals Fund — Class A
	Six Months Ended July 31, 2008		Year Ended January 31,
	(Unaudited)(1)		2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of period	$10.760		$11.320		$11.170	$11.380	$11.540		$11.430
Income (loss) from operations
Net investment income	$0.224		$0.474		$0.483	$0.490	$0.524		$0.531
Net realized and unrealized gain (loss)	(0.450)		(0.565)		0.148	(0.204)	(0.155)		0.129
Total income (loss) from operations	$(0.226)		$(0.091)		$0.631	$0.286	$0.369		$0.660
Less distributions
From net investment income	$(0.234)		$(0.469)		$(0.481)	$(0.496)	$(0.529)		$(0.550)
Total distributions	$(0.234)		$(0.469)		$(0.481)	$(0.496)	$(0.529)		$(0.550)
Net asset value — End of period	$10.300		$10.760		$11.320	$11.170	$11.380		$11.540
Total Return(2)	(2.08	)%(8)	(0.85)%		5.76%	2.58%	3.34%		5.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$30,056		$29,433		$30,822	$30,896	$25,848		$20,845
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.89	%(3)	0.71	%(4)	0.73%	0.72%	0.70	%(5)	0.72	%(5)
Interest and fee expense(6)	0.19	%(3)	0.56%		0.39%	0.20%	0.23	%(5)	0.22	%(5)
Total expenses before custodian fee reduction	1.08	%(3)	1.27	%(4)	1.12%	0.92%	0.93	%(5)	0.94	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.85	%(3)	0.69	%(4)	0.71%	0.70%	0.69	%(5)	0.70	%(5)
Net investment income	4.30	%(3)	4.27%		4.29%	4.36%	4.64%		4.62%
Portfolio Turnover of the Portfolio(7)	—		—		—	—	0%		17%
Portfolio Turnover of the Fund	58	%(8)	34%		33%	28%	12%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Annualized.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Insured Municipals Fund — Class B
	Six Months Ended July 31, 2008		Year Ended January 31,
	(Unaudited)(1)		2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of period	$10.640		$11.190		$11.040	$11.250	$11.420		$11.300
Income (loss) from operations
Net investment income	$0.184		$0.388		$0.396	$0.406	$0.436		$0.442
Net realized and unrealized gain (loss)	(0.444)		(0.558)		0.146	(0.209)	(0.167)		0.138
Total income (loss) from operations	$(0.260)		$(0.170)		$0.542	$0.197	$0.269		$0.580
Less distributions
From net investment income	$(0.190)		$(0.380)		$(0.392)	$(0.407)	$(0.439)		$(0.460)
Total distributions	$(0.190)		$(0.380)		$(0.392)	$(0.407)	$(0.439)		$(0.460)
Net asset value — End of period	$10.190		$10.640		$11.190	$11.040	$11.250		$11.420
Total Return(2)	(2.43	)%(9)	(1.57)%		4.99%	1.78%	2.64	%(3)	5.22%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6,923		$7,998		$10,421	$13,650	$18,170		$27,069
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.63	%(4)	1.46	%(5)	1.48%	1.47%	1.45	%(6)	1.47	%(6)
Interest and fee expense(7)	0.19	%(4)	0.56%		0.39%	0.20%	0.23	%(6)	0.22	%(6)
Total expenses before custodian fee reduction	1.82	%(4)	2.02	%(5)	1.87%	1.67%	1.68	%(6)	1.69	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.60	%(4)	1.44	%(5)	1.46%	1.45%	1.44	%(6)	1.45	%(6)
Net investment income	3.57	%(4)	3.52%		3.56%	3.64%	3.89%		3.89%
Portfolio Turnover of the Portfolio(8)	—		—		—	—	0%		17%
Portfolio Turnover of the Fund	58	%(9)	34%		33%	28%	12%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.13% due to a change in the timing of the payment and reinvestment of distributions.

(4)  Annualized.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(6)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(7)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Insured Municipals Fund — Class C
	Six Months Ended July 31, 2008 (Unaudited)(1)		Year Ended January 31, 2008(1)		Period Ended January 31, 2007(1)(2)
Net asset value — Beginning of period	$10.650		$11.190		$11.040
Income (loss) from operations
Net investment income	$0.185		$0.383		$0.202
Net realized and unrealized loss	(0.455)		(0.543)		0.209
Total loss from operations	$(0.270)		$(0.160)		$0.411
Less distributions
From net investment income	$(0.190)		$(0.380)		$(0.261)
Total distributions	$(0.190)		$(0.380)		$(0.261)
Net asset value — End of period	$10.190		$10.650		$11.190
Total Return(3)	(2.52	)%(8)	(1.48)%		3.76	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,156		$1,144		$26
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.64	%(4)	1.45	%(5)	1.48	%(4)
Interest and fee expense(6)	0.19	%(4)	0.56%		0.39	%(4)
Total expenses before custodian fee reduction	1.83	%(4)	2.01	%(5)	1.87	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.60	%(4)	1.43	%(5)	1.46	%(4)
Net investment income	3.59	%(4)	3.53%		2.70	%(4)
Portfolio Turnover	58	%(8)	34%		33	%(7)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, June 2, 2006, to January 31, 2007.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  For the year ended January 31, 2007.

(8)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Hawaii Fund — Class A
	Six Months Ended July 31, 2008		Year Ended January 31,
	(Unaudited)(1)		2008(1)		2007(1)	2006(1)		2005(1)		2004(1)
Net asset value — Beginning of period	$9.370		$9.770		$9.670	$9.850		$9.910		$9.700
Income (loss) from operations
Net investment income	$0.201		$0.390		$0.406	$0.408		$0.444		$0.433
Net realized and unrealized gain (loss)	(0.507)		(0.398)		0.096	(0.172)		(0.069)		0.230
Total income (loss) from operations	$(0.306)		$(0.008)		$0.502	$0.236		$0.375		$0.663
Less distributions
From net investment income	$(0.194)		$(0.392)		$(0.402)	$(0.416)		$(0.435)		$(0.453)
Total distributions	$(0.194)		$(0.392)		$(0.402)	$(0.416)		$(0.435)		$(0.453)
Net asset value — End of period	$8.870		$9.370		$9.770	$9.670		$9.850		$9.910
Total Return(2)	(3.26	)%(9)	(0.09)%		5.28%	2.46	%(3)	3.91%		6.99%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$13,402		$15,720		$13,856	$10,239		$8,394		$2,442
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.89	%(5)	0.83	%(6)	0.82%	0.88%		0.80	%(7)	0.83	%(7)
Interest and fee expense(4)	0.16	%(5)	0.31%		0.35%	0.18%		0.10	%(7)	0.09	%(7)
Total expenses before custodian fee reduction	1.05	%(5)	1.14	%(6)	1.17%	1.06%		0.90	%(7)	0.92	%(7)
Expenses after custodian fee reduction excluding interest and fees	0.87	%(5)	0.75	%(6)	0.78%	0.86%		0.79	%(7)	0.81	%(7)
Net investment income	4.44	%(5)	4.06%		4.16%	4.20%		4.55%		4.41%
Portfolio Turnover of the Portfolio(8)	—		—		—	—		19%		4%
Portfolio Turnover of the Fund	5	%(9)	20%		28%	22%		7%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  During the year ended January 31, 2006, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

(4)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(5)  Annualized.

(6)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(7)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(8)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Hawaii Fund — Class B
	Six Months Ended July 31, 2008		Year Ended January 31,
	(Unaudited)(1)		2008(1)		2007(1)	2006(1)		2005(1)		2004(1)
Net asset value — Beginning of period	$9.490		$9.890		$9.780	$9.970		$10.040		$9.830
Income (loss) from operations
Net investment income	$0.168		$0.324		$0.340	$0.344		$0.379		$0.374
Net realized and unrealized gain (loss)	(0.518)		(0.402)		0.102	(0.187)		(0.083)		0.223
Total income (loss) from operations	$(0.350)		$(0.078)		$0.442	$0.157		$0.296		$0.597
Less distributions
From net investment income	$(0.160)		$(0.322)		$(0.332)	$(0.347)		$(0.366)		$(0.387)
Total distributions	$(0.160)		$(0.322)		$(0.332)	$(0.347)		$(0.366)		$(0.387)
Net asset value — End of period	$8.980		$9.490		$9.890	$9.780		$9.970		$10.040
Total Return(2)	(3.70	)%(10)	(0.81)%		4.58%	1.62	%(3)	3.21	%(4)	6.18%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,324		$3,872		$5,504	$6,681		$10,063		$17,295
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.64	%(6)	1.58	%(7)	1.57%	1.63%		1.55	%(8)	1.58	%(8)
Interest and fee expense(5)	0.16	%(6)	0.31%		0.35%	0.18%		0.10	%(8)	0.09	%(8)
Total expenses before custodian fee reduction	1.80	%(6)	1.89	%(7)	1.92%	1.81%		1.65	%(8)	1.67	%(8)
Expenses after custodian fee reduction excluding interest and fees	1.62	%(6)	1.50	%(7)	1.53%	1.61%		1.54	%(8)	1.56	%(8)
Net investment income	3.67	%(6)	3.33%		3.45%	3.49%		3.83%		3.76%
Portfolio Turnover of the Portfolio(9)	—		—		—	—		19%		4%
Portfolio Turnover of the Fund	5	%(10)	20%		28%	22%		7%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  During the year ended January 31, 2006, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

(4)  Total return reflects an increase of 0.13% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)  Annualized.

(7)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(8)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(9)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(10)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Hawaii Fund — Class C
	Six Months Ended July 31, 2008 (Unaudited)(1)		Period Ended January 31, 2008(1)(2)
Net asset value — Beginning of period	$9.490		$9.700
Income (loss) from operations
Net investment income	$0.168		$0.105
Net realized and unrealized loss	(0.518)		(0.208)
Total loss from operations	$(0.350)		$(0.103)
Less distributions
From net investment income	$(0.160)		$(0.107)
Total distributions	$(0.160)		$(0.107)
Net asset value — End of period	$8.980		$9.490
Total Return(3)	(3.69	)%(7)	(1.06	)%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$33		$34
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.64	%(4)	1.58	%(4)
Interest and fee expense(5)	0.16	%(4)	0.31	%(4)
Total expenses before custodian fee reduction	1.80	%(4)	1.89	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.62	%(4)	1.50	%(4)
Net investment income	3.68	%(4)	3.26	%(4)
Portfolio Turnover	5	%(7)	20	%(6)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, October 1, 2007, to January 31, 2008.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)  For the year ended January 31, 2008.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Kansas Fund — Class A
	Six Months Ended July 31, 2008		Year Ended January 31,
	(Unaudited)(1)		2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of period	$10.180		$10.520		$10.360	$10.560	$10.680		$10.500
Income (loss) from operations
Net investment income	$0.209		$0.416		$0.426	$0.434	$0.470		$0.487
Net realized and unrealized gain (loss)	(0.373)		(0.338)		0.163	(0.200)	(0.114)		0.164
Total income (loss) from operations	$(0.164)		$0.078		$0.589	$0.234	$0.356		$0.651
Less distributions
From net investment income	$(0.206)		$(0.418)		$(0.429)	$(0.434)	$(0.476)		$(0.471)
Total distributions	$(0.206)		$(0.418)		$(0.429)	$(0.434)	$(0.476)		$(0.471)
Net asset value — End of period	$9.810		$10.180		$10.520	$10.360	$10.560		$10.680
Total Return(2)	(1.60	)%(8)	0.74%		5.79%	2.28%	3.46%		6.33%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$31,544		$30,715		$23,177	$17,112	$15,920		$11,179
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.75	%(3)	0.72	%(4)	0.77%	0.83%	0.77	%(5)	0.79	%(5)
Interest and fee expense(6)	0.06	%(3)	0.15%		0.25%	0.23%	0.12	%(5)	—
Total expenses before custodian fee reduction	0.81	%(3)	0.87	%(4)	1.02%	1.06%	0.89	%(5)	0.79	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.72	%(3)	0.66	%(4)	0.73%	0.82%	0.76	%(5)	0.78	%(5)
Net investment income	4.22	%(3)	4.01%		4.08%	4.17%	4.48%		4.59%
Portfolio Turnover of the Portfolio(7)	—		—		—	—	10%		20%
Portfolio Turnover of the Fund	10	%(8)	20%		12%	17%	8%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Annualized.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Kansas Fund — Class B
	Six Months Ended July 31, 2008		Year Ended January 31,
	(Unaudited)(1)		2008(1)		2007(1)	2006(1)	2005(1)		2004(1)
Net asset value — Beginning of period	$10.100		$10.430		$10.280	$10.470	$10.590		$10.420
Income (loss) from operations
Net investment income	$0.171		$0.337		$0.348	$0.355	$0.394		$0.404
Net realized and unrealized gain (loss)	(0.375)		(0.331)		0.150	(0.192)	(0.120)		0.156
Total income (loss) from operations	$(0.204)		$0.006		$0.498	$0.163	$0.274		$0.560
Less distributions
From net investment income	$(0.166)		$(0.336)		$(0.348)	$(0.353)	$(0.394)		$(0.390)
Total distributions	$(0.166)		$(0.336)		$(0.348)	$(0.353)	$(0.394)		$(0.390)
Net asset value — End of period	$9.730		$10.100		$10.430	$10.280	$10.470		$10.590
Total Return(2)	(2.01	)%(9)	0.05%		4.92%	1.60%	2.84	%(3)	5.45%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,505		$3,729		$4,221	$5,071	$6,158		$11,961
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50	%(4)	1.48	%(5)	1.52%	1.58%	1.52	%(6)	1.54	%(6)
Interest and fee expense(7)	0.06	%(4)	0.15%		0.25%	0.23%	0.12	%(6)	—
Total expenses before custodian fee reduction	1.56	%(4)	1.63	%(5)	1.77%	1.81%	1.64	%(6)	1.54	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.47	%(4)	1.41	%(5)	1.48%	1.57%	1.51	%(6)	1.53	%(6)
Net investment income	3.47	%(4)	3.27%		3.37%	3.44%	3.77%		3.85%
Portfolio Turnover of the Portfolio(8)	—		—		—	—	10%		20%
Portfolio Turnover of the Fund	10	%(9)	20%		12%	17%	8%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.12% due to a change in the timing of the payment and reinvestment of distributions.

(4)  Annualized.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(6)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(7)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Kansas Fund — Class C
	Six Months Ended July 31, 2008 (Unaudited)(1)		Year Ended January 31, 2008(1)		Period Ended January 31, 2007(1)(2)
Net asset value — Beginning of period	$10.100		$10.430		$10.260
Income (loss) from operations
Net investment income	$0.170		$0.337		$0.211
Net realized and unrealized gain (loss)	(0.364)		(0.331)		0.191
Total income (loss) from operations	$(0.194)		$0.006		$0.402
Less distributions
From net investment income	$(0.166)		$(0.336)		$(0.232)
Total distributions	$(0.166)		$(0.336)		$(0.232)
Net asset value — End of period	$9.740		$10.100		$10.430
Total Return(3)	(1.91	)%(8)	0.05%		3.95	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,381		$1,648		$723
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50	%(4)	1.47	%(5)	1.52	%(4)
Interest and fee expense(6)	0.06	%(4)	0.15%		0.25	%(4)
Total expenses before custodian fee reduction	1.56	%(4)	1.62	%(5)	1.77	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.47	%(4)	1.40	%(5)	1.48	%(4)
Net investment income	3.47	%(4)	3.28%		3.01	%(4)
Portfolio Turnover	10	%(8)	20%		12	%(7)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, June 2, 2006, to January 31, 2007.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to 0.01% of average daily net assets for the year ended January 31, 2008). Absent this allocation, total return would be lower.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)  For the year ended January 31, 2007.

(8)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of four funds, three of which, each non-diversified, are included in these financial statements. They include Eaton Vance Insured Municipals Fund (Insured Municipals Fund) (formerly, Eaton Vance Florida Plus Insured Municipals Fund), Eaton Vance Hawaii Municipals Fund (Hawaii Fund) and Eaton Vance Kansas Municipals Fund (Kansas Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and, in the case of the Hawaii Fund and Kansas Fund, from particular state or local income or other taxes. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor's pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At January 31, 2008, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
Insured Municipals	$166,010	January 31, 2011

	1,271,199	January 31, 2013

	29,110	January 31, 2016

Hawaii	110,775	January 31, 2011

	93,535	January 31, 2012

	211,449	January 31, 2013

	52,732	January 31, 2016

Kansas	474,959	January 31, 2013

	172,638	January 31, 2016

Additionally, at January 31, 2008, the Insured Municipals Fund, Hawaii Fund and Kansas Fund had net capital losses of $492,904, $171,248 and $435,110, respectively, attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Fund's taxable year ending January 31, 2009.

As of July 31, 2008, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended January 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140,

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

"Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption "Payable for floating rate notes issued" in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds' liability with respect to Floating Rate Notes is recorded as incurred. At July 31, 2008, the amounts of the Funds' Floating Rate Notes and related interest rates and collateral were as follows:

Fund	Floating Rate Notes Outstanding	Interest Rate or Range of Interest Rates (%)	Collateral for Floating Rate Notes Outstanding
Insured Municipals	$2,710,000	2.31–3.72	$4,103,872
Hawaii	930,000	2.27–3.22	1,397,803
Kansas	910,000	2.27–3.22	1,359,713

The Funds' investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Funds' investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds' restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds' Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds' restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds' investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

K  Interest Rate Swaps — A Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M  Interim Financial Statements — The interim financial statements relating to July 31, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Funds' management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

2  Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate
Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20%	2.00%
$40 million up to $500 million	0.30%	3.00%
On average daily net assets of $500 million or more, the rates are further reduced. For the six months ended July 31, 2008, adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:
Fund	Amount	Effective Annual Rate
Insured Municipals	$41,723	0.22%
Hawaii	13,916	0.15%
Kansas	38,629	0.22%

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), the Funds' principal underwriter and an affiliate of EVM, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the six months ended July 31, 2008 were as follows:

Fund	EVM's Sub-Transfer Agent Fees	EVD's Class A Sales Charges
Insured Municipals	$290	$639
Hawaii	243	792
Kansas	424	2,920

Except for Trustees of the Funds who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended July 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% per annum of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

the six months ended July 31, 2008 for Class A shares amounted to the following:

Fund	Class A Distribution and Service Fees
Insured Municipals	$28,733
Hawaii	14,447
Kansas	30,324

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended July 31, 2008, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% (annualized) of the average daily net assets for each Fund's Class B and Class C shares:

Fund	Class B Distribution Fees	Class C Distribution Fees
Insured Municipals	$27,473	$4,159
Hawaii	13,707	123
Kansas	13,228	6,872

At July 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C
Insured Municipals	$446,000	$33,000
Hawaii	392,000	2,000
Kansas	219,000	167,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% per annum of each Fund's average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended July 31, 2008 amounted to the following:

Fund	Class B Service Fees	Class C Service Fees
Insured Municipals	$7,326	$1,109
Hawaii	3,655	33
Kansas	3,527	1,832

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase) or a 1% or 0.50% CDSC if redeemed within one year or two years, respectively, on purchases through the Eaton Vance Supplemental Retirement Account. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the six months ended July 31,

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

2008, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C
Insured Municipals	$8,000	$3,000	$1,000
Hawaii	9,000	6,000	—
Kansas	—	2,000	3,000

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the six months ended July 31, 2008 were as follows:

Fund	Purchases	Sales
Insured Municipals	$23,324,140	$23,720,202
Hawaii	875,500	3,256,155
Kansas	5,360,720	3,505,496

7  Shares of Beneficial Interest

Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Insured Municipals Fund

Class A	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Sales	367,935	438,151
Issued to shareholders electing to receive payments of distributions in Fund shares	26,538	50,230
Redemptions	(254,353)	(547,827)
Exchange from Class B shares	42,565	71,590
Net increase	182,685	12,144
Class B	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Sales	17,468	16,966
Issued to shareholders electing to receive payments of distributions in Fund shares	6,147	12,867
Redemptions	(52,672)	(137,063)
Exchange to Class A shares	(42,973)	(72,342)
Net decrease	(72,030)	(179,572)

Class C	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Sales	29,057	136,057
Issued to shareholders electing to receive payments of distributions in Fund shares	472	416
Redemptions	(23,522)	(31,370)
Net increase	6,007	105,103

Hawaii Fund

Class A	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Sales	76,045	613,062
Issued to shareholders electing to receive payments of distributions in Fund shares	18,539	35,058
Redemptions	(282,663)	(474,664)
Exchange from Class B shares	21,845	85,791
Net increase (decrease)	(166,234)	259,247
Class B	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Sales	14,000	18,873
Issued to shareholders electing to receive payments of distributions in Fund shares	3,487	7,127
Redemptions	(33,731)	(89,785)
Exchange to Class A shares	(21,580)	(84,789)
Net decrease	(37,824)	(148,574)
Class C	Six Months Ended July 31, 2008 (Unaudited)	Period Ended January 31, 2008(1)
Sales	—	3,554
Issued to shareholders electing to receive payments of distributions in Fund shares	62	8
Net increase	62	3,562

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Kansas Fund

Class A	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Sales	377,698	1,331,723
Issued to shareholders electing to receive payments of distributions in Fund shares	39,007	59,557
Redemptions	(232,760)	(602,598)
Exchange from Class B shares	15,224	23,804
Net increase	199,169	812,486
Class B	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Sales	12,408	19,473
Issued to shareholders electing to receive payments of distributions in Fund shares	3,791	8,081
Redemptions	(9,924)	(39,077)
Exchange to Class A shares	(15,333)	(24,003)
Net decrease	(9,058)	(35,526)
Class C	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008
Sales	92,882	175,295
Issued to shareholders electing to receive payments of distributions in Fund shares	1,747	2,004
Redemptions	(13,232)	(83,470)
Net increase	81,397	93,829

(1) Class C of the Hawaii Fund commenced operations on October 1, 2007.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at July 31, 2008, as determined on a federal income tax basis, were as follows:

Insured Municipals Fund
Aggregate cost	$37,009,605
Gross unrealized appreciation	$444,012
Gross unrealized depreciation	(1,077,280)
Net unrealized depreciation	$(633,268)

Hawaii Fund
Aggregate cost	$17,096,465
Gross unrealized appreciation	$497,965
Gross unrealized depreciation	(966,614)
Net unrealized depreciation	$(468,649)
Kansas Fund
Aggregate cost	$36,075,364
Gross unrealized appreciation	$895,009
Gross unrealized depreciation	(1,615,706)
Net unrealized depreciation	$(720,697)

9  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Effective August 15, 2008, the line of credit was increased to $450 million and the annual rate on the daily unused portion was changed to 0.10%. The Funds did not have any significant borrowings or allocated fees during the six months ended July 31, 2008.

10  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

A summary of obligations under these financial instruments at July 31, 2008 is as follows:

Futures Contracts

Fund	Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
Insured		61
Municipals	9/08	U.S. Treasury Bond	Short	$(6,943,560)	$(7,045,500)	$(101,940)
		21
Hawaii	9/08	U.S. Treasury Bond	Short	$(2,373,747)	$(2,425,500)	$(51,753)
		115
Kansas	9/08	U.S. Treasury Bond	Short	$(12,965,236)	$(13,282,500)	$(317,264)

Interest Rate Swaps

Insured Municipals Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.	$1,625,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$8,786
Merrill Lynch Capital Services, Inc.	850,000	5.065%	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	2,752
Morgan Stanley Capital Services, Inc.	625,000	5.428%	3 month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(40,366)
					$(28,828)

Hawaii Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.	$825,000	3-month 4.985%	September 28, 2008/ USD-LIBOR-BBA	September 28, 2038	$4,460
Merrill Lynch Capital Services, Inc.	750,000	5.065%	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	2,429
Morgan Stanley Capital Services, Inc.	275,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(17,761)
					$(10,872)

Kansas Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.	$725,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$3,920
Merrill Lynch Capital Services, Inc.	500,000	5.065%	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	1,619
Morgan Stanley Capital Services, Inc.	500,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(32,293)
					$(26,754)

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At July 31, 2008, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

11  Fair Value Measurements

The Funds adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", effective February 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

At July 31, 2008, the inputs used in valuing the Funds' investments, which are carried at value, were as follows:

Insured Municipals Fund

	Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	Quoted Prices	$—	$(101,940)
Level 2	Other Significant Observable Inputs	39,086,337	(28,828)
Level 3	Significant Unobservable Inputs	—	—
Total		$39,086,337	$(130,768)

Hawaii Fund

	Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	Quoted Prices	$—	$(51,753)
Level 2	Other Significant Observable Inputs	17,557,816	(10,872)
Level 3	Significant Unobservable Inputs	—	—
Total		$17,557,816	$(62,625)

Kansas Fund

	Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	Quoted Prices	$—	$(317,264)
Level 2	Other Significant Observable Inputs	36,264,667	(26,754)
Level 3	Significant Unobservable Inputs	—	—
Total		$36,264,667	$(344,018)

* Other financial instruments are futures and swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds held no investments or other financial instruments as of January 31, 2008 whose fair value was determined using Level 3 inputs.

12  Name Change

Effective June 1, 2008, the name of the Insured Municipals Fund was changed from Eaton Vance Florida Plus Insured Municipals Fund.

13  Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•  Eaton Vance Florida Plus Insured Municipals Fund (currently known as Eaton Vance Insured Municipals Fund)

•  Eaton Vance Hawaii Municipals Fund

•  Eaton Vance Kansas Municipals Fund

(the "Funds"), each with Boston Management and Research (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser's large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for each Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as "management fees"). As part of its review, the Board considered each Fund's management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and each Fund to continue to share such benefits equitably.

Eaton Vance Municipals Funds

OFFICERS AND TRUSTEES

Officers
Cynthia J. Clemson
President
William H. Ahern Jr.
Vice President
Craig R. Brandon
Vice President
Robert B. MacIntosh
Vice President
Thomas M. Metzold
Vice President
Adam A. Weigold
Vice President
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Chief Legal Officer and
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Heidi L. Steiger Lynn A. Stout

This Page Intentionally Left Blank

Investment Adviser
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Fund Administrator
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Municipals Trust II
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund's investment objective(s), risks, and charges and expenses. The Funds' current prospectus contains this and other information about each Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-262-1122.

335-9/08  3CSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial

Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	September 11, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	September 11, 2008

By:	/s/Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	September 11, 2008